                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 2)


    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[COMPUTER ASSOCIATES LOGO]

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

To the Stockholders of Computer Associates International, Inc.:

     The 2002 Annual Meeting of Stockholders of Computer Associates International, Inc. (the "Company") will be held on Wednesday, August 28, 2002, at 10:00 a.m. Eastern Daylight Time at the Wyndham Wind Watch Hotel, located at 1717 Motor Parkway, Islandia, New York, for the following purposes:


     (1) To elect eleven directors to serve for the ensuing year and until their successors are elected.



     (2) To approve the Company's 2002 Incentive Plan, which is intended to replace future awards under the Company's 1994 Annual Incentive Compensation Plan and the Company's 2001 Stock Option Plan.



     (3) To approve the Company's 2002 Compensation Plan for Non-Employee Directors, which is intended to replace future awards under the Company's 1993 Stock Option Plan for Non-Employee Directors and the Company's 1996 Deferred Stock Plan for Non-Employee Directors.



     (4) To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2003.


     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board has fixed the close of business on July 3, 2002 as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof. You may examine a list of the stockholders of record as of the close of business on July 3, 2002 for any purpose germane to the meeting during the 10-day period preceding the date of the meeting at the offices of the Company, located at One Computer Associates Plaza, Islandia, NY 11749.

     If you plan to attend the meeting, please keep the enclosed admission ticket and bring it to the annual meeting. An admission ticket is required for entry into the annual meeting. A map showing the location of the meeting is also included.

     If you hold your shares through a broker or other nominee and fail to bring your admission ticket, proof of ownership will be accepted by the Company only if you bring either a copy of the voting instruction card provided by your broker or nominee, or a copy of a brokerage statement showing your share ownership in the Company as of July 3, 2002.


     Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO VOTE THEIR SHARES ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, OR SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.


                                      By Order of the Board of Directors

                                      Michael A. McElroy
                                      Senior Vice President and Secretary
Islandia, New York
July [  ], 2002

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                          ONE COMPUTER ASSOCIATES PLAZA
                               ISLANDIA, NY 11749

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                               GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the Common Stock, par value $.10 per share ("Common Stock"), of Computer Associates International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2002 Annual Meeting of Stockholders to be held on Wednesday, August 28, 2002, at 10:00 a.m. Eastern Daylight Time, and at any adjournment thereof. The purposes of the meeting and the matters expected to be acted upon are set forth in the preceding Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be first mailed to stockholders on or about July [ ], 2002. The Company will bear the cost of this solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, facsimile, advertisements in periodicals and postings on the Company's website, www.ca.com, by the directors, officers, and employees of the Company for which they will not receive any compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of Common Stock held by such persons, and the Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred.


     Ranger Governance, Ltd. ("Ranger") announced in June 2002 that it planned to solicit proxies from Company stockholders to elect a slate of five nominees to the Company's Board of Directors. On July 24, 2002, Ranger and its principal, Sam Wyly, agreed to withdraw its slate of five nominees and to support the Company's nominees for election to the Board of Directors. The Company and Ranger entered into an Agreement under which the Company undertook to add subsequent to the 2002 Annual Meeting one independent director selected by the Company's existing Board of Directors. The Company also entered into an amendment to Mr. Wyly's 1999 Change of Control Severance Agreement under which Mr. Wyly agreed to extend his non-compete agreement with the Company through July 2007. Ranger and Mr. Wyly also agreed to five year standstill provisions under which each agreed among other things not to be involved in a proxy contest with the Company. The Company agreed to pay $10 million to Mr. Wyly for his non-compete extension and standstill under the amendment to his agreement.

REVOCABILITY AND VOTING OF PROXY


     A form of proxy for use at the meeting and a postage paid return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date (including a proxy by telephone) or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions shown on the proxy. If no instructions are given, the proxies will be voted (1) FOR the election of the Board's nominees for election as directors; (2) FOR the approval of the Company's 2002 Incentive Plan (the "2002 Incentive Plan"); (3) FOR the approval of the Company's 2002 Compensation Plan for Non-Employee Directors (the "2002 Non-Employee Directors Plan"); and (4) FOR ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2003. With respect to the election of directors, proxies cannot be granted with respect to votes for more than eleven persons, which is the number nominated for election.


RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on July 3, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. On July 3, 2002, the Company had outstanding 578,101,483 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election for the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining on any or all of the matters. Likewise, the inspectors of election will treat shares of Common Stock held in street name as to which brokers do not have discretionary voting authority and as to which they have not received voting instructions from their customers (so-called "broker non-votes") as present for purposes of determining a quorum.

     The eleven nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by holders of Common Stock will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote will be required to approve each of the 2002 Incentive Plan and the 2002 Non-Employee Directors Plan and the ratification of the appointment of the independent auditors. In determining whether the 2002 Incentive Plan, the 2002 Non-Employee Directors Plan or the ratification of the appointment of the independent auditors has received the requisite number of affirmative votes, (i) abstentions will be treated as shares entitled to vote, and therefore will have the effect of a vote against the proposal, and (ii) broker non-votes, if any, will be treated as shares that are not entitled to vote. Under New York Stock Exchange ("NYSE") rules, brokers will not have discretion to vote shares held in street name without instructions from the beneficial owner of the shares with respect to the 2002 Incentive Plan or the 2002 Non-Employee Directors Plan, but will have such discretion with respect to voting on the election of directors and the ratification of the appointment of the independent auditors.

ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended March 31, 2002 will be mailed with this Proxy Statement.

     Stockholders are referred to the Annual Report for financial and other information about the activities of the Company. The Annual Report is not a part of this Proxy Statement.

                  STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to the beneficial ownership of the Common Stock as of July 3, 2002 by the persons, other than members of the Board of Directors and management of the Company, known to the Company, as of July 3, 2002, to own beneficially 5% or more of the outstanding Common Stock:

                                               NUMBER OF SHARES         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIALLY OWNED           CLASS
------------------------------------          ------------------        ----------
Walter H. Haefner/                                   115,313,380(1)           19.9%
Careal Holding AG
Utoquai 49
8022 Zurich, Switzerland

FMR Corp.                                             37,772,581(2)            6.5%
82 Devonshire Street
Boston, MA 02109

Private Capital Management, L.P.                      33,890,981(3)           5.9%
8889 Pelican Bay Boulevard, Suite 500
Naples, FL  34108-7512

----------

(1) According to a Schedule 13D/A filed on December 28, 2001, Walter H. Haefner, through Careal Holding AG, a company wholly-owned by Mr. Haefner, has sole voting power and sole dispositive power over these shares.

(2) According to a Schedule 13G/A filed on May 10, 2002 by FMR Corp. ("FMR"), FMR and certain controlling persons of FMR, have reported sole power to dispose or direct the disposition of 37,772,581 shares through the following wholly-owned subsidiaries: (i) Fidelity Management & Research Company is the beneficial owner of 36,084,892 shares (including 841,002 shares of Common Stock resulting from the assumed conversion of $20,470,000 principal amount of the Company's 5% Convertible Senior Notes), as a result of acting as investment advisor to various investment companies registered under the Investment Company Act of 1940, (ii) Fidelity Management Trust Company is the beneficial owner of 1,686,260 shares as a result of serving as investment manager under certain institutional accounts, and (iii) Strategic Advisers, Inc., an investment adviser registered under the Investment Advisers Act of 1940 that provides investment advisory services to individuals, beneficially owns 1,429 shares of Common Stock. FMR and certain controlling persons of FMR report having the sole power to vote or direct voting of 1,342,589 shares.

(3) According to a PX14A6G Notice of Exempt Solicitation filed with the SEC by PCM on June 28, 2002, PCM has beneficial ownership of these shares but voting and dispositive powers over such shares are not addressed in such filing.

                         BOARD AND MANAGEMENT OWNERSHIP

     The following table sets forth certain information as to the beneficial ownership of the Common Stock as of July 3, 2002 for (i) each director and nominee, including Sanjay Kumar, the Company's President and Chief Executive Officer, and Russell M. Artzt, the Company's Executive Vice President; (ii) the three other officers named in the Summary Compensation Table (in addition to Messrs. Kumar and Artzt); and (iii) all current directors and executive officers as a group (21 persons). Information with respect to beneficial ownership is based upon information furnished to the Company by the persons identified.

                                          NUMBER OF SHARES       PERCENT
NAME OF BENEFICIAL OWNER                 BENEFICIALLY OWNED     OF CLASS
------------------------                 ------------------     --------
Directors and Nominees:
    Russell M. Artzt (1)                      2,292,967            *
    Kenneth Cron                                   ----         ----
    Alfonse M. D'Amato (2)                       63,500            *
    Willem F.P. de Vogel (3)                     71,052            *
    Richard A. Grasso (4)                        67,250            *
    Shirley Strum Kenny                          14,000            *

    Sanjay Kumar (5)                            1,746,860            *
    Robert E. La Blanc                                ---         ----
    Jay W. Lorsch                                     ---         ----
    Roel Pieper (6)                                33,500            *
    Lewis S. Ranieri                               70,600            *
    Walter P. Schuetze                              2,500            *
    Alex Serge Vieux                                  ---         ----
    Charles B. Wang(7)                        28,440,064           4.8%
    Thomas H. Wyman                                   ---         ----

Non-Directors:
    Gary Quinn (8)                                287,599            *
    Stephen Richards (9)                          472,479            *
    Ira H. Zar (10)                               911,571            *

All Directors and Executive Officers
as a Group (21 persons) (11)                   34,755,921          5.8%

       * Represents less than 1% of the outstanding Common Stock.

----------

(1) Includes 1,056,372 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 22,789 shares credited to the Company's tax-qualified profit sharing 401(k) plan.

(2) Includes 13,500 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options.

(3) Includes 54,000 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 3,000 shares held by Mr. de Vogel's spouse.

(4) Includes 47,250 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options.

(5) Includes 601,518 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 35,803 shares credited to the Company's tax-qualified profit sharing 401(k) plan. Also includes (i) 2,025 shares held in accounts for minor children for which Mr. Kumar serves as the custodian, (ii) 82,292 shares owned by the Limo-Almi Foundation, a non-profit foundation of which Mr. Kumar serves as the trustee, (iii) 55,867 shares held in a trust for the benefit of descendants of Mr. Kumar of which Mr. Kumar's wife is a co-trustee, and accordingly shares voting and dispositive power, and (iv) 968,998 shares in an account that may be used as collateral for certain lines of credit available to Mr. Kumar. Mr. Kumar disclaims beneficial ownership of the shares referenced in clauses (i), (ii) and (iii) of the second sentence of this note (5).

(6) Includes 13,500 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options.

(7) Includes 6,383,567 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 2,496 shares credited to the Company's tax-qualified profit sharing 401(k) plan. Also includes (i) 309,454 shares held directly and as trustee for a minor by Mr.

       Wang's spouse, an employee of a subsidiary of the Company, 3,026,271 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options held by Mr. Wang's spouse and 2,053 shares credited to the account of Mr. Wang's spouse in the Company's tax-qualified profit sharing 401(k) plan, (ii) 2,227,565 shares owned by the Charles B. Wang Foundation, Inc., the Charles B. Wang Foundation and the Sagamore Hill Supporting Organization, non-profit foundations of which Mr. Wang serves as a director, (iii) 9,086 shares held as custodian for Mr. Wang's minor children and (iv) an aggregate of 2,729,054 shares that are pledged or deposited as collateral for available lines of credit and/or outstanding loans. Mr. Wang disclaims beneficial ownership of the shares referenced in clauses (i), (ii) and (iii) of the second sentence of this note (7).

(8) Includes 282,397 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 2,196 shares credited to the Company's tax-qualified profit sharing 401(k) plan.

(9) Includes 465,850 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 3,823 shares credited to the Company's tax-qualified profit sharing 401(k) plan.

(10) Includes 883,278 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 3,653 shares credited to the Company's tax-qualified profit sharing 401(k) plan.

(11) Includes an aggregate of 13,053,742 shares that may be acquired within 60 days of July 3, 2002 through the exercise of stock options and 103,356 shares credited to the Company's tax-qualified profit sharing 401(k) plan.




PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     On July 16, 2002, the Company announced that it had added four new independent directors, Kenneth Cron, Robert E. La Blanc, Alex Serge Vieux and Thomas H. Wyman, which increased the size of the Board from eleven to fifteen. The Company also announced that Willem F.P. de Vogel, a director since 1991, Richard A. Grasso, a director since 1994, Shirley Strum Kenny, a director since 1994, and Roel Pieper, a director since 1999, will retire from the Board of Directors, effective immediately before the Annual Meeting. The Company thanks these four directors for their years of valued service and valuable contributions to the Company. In connection with the Annual Meeting, the number of directors constituting the Company's Board of Directors will be reduced to eleven with the retirement of the four directors referred to above. The Board of Directors has nominated the eleven persons named below for election as directors at the meeting each to serve as a director until the next annual meeting and until his or her successor shall have been duly elected and qualified. Each of the nominees now serves as a director of the Company and has confirmed to the Company that he expects to be able to continue to serve as a director of the Company until the end of his term. However, if at the time of the meeting, any of the nominees named below is not available to serve as a director (an event which the Board of Directors does not now have any reason to anticipate), all the proxies granted to vote in favor of such director will be voted for the election of such other person or persons, if any, as the Board of Directors may designate.

     Set forth below are the names and ages of the nominees, the principal occupation of each, the year in which each was first elected a director of the Company, the business experience of each for at least the past five years and certain other information concerning each of the nominees.

                                                                                                          DIRECTOR
                                                                                                AGE        SINCE
                                                                                                ---       --------
Russell M. Artzt........................     Executive Vice President-Alliances and              55         1980
                                             eTrust Solutions since April 2002.
                                             Executive Vice President-Research and
                                             Development from April 1987 until
                                             March 2002 and the Senior
                                             Development Officer of the Company
                                             since 1976.

Kenneth Cron............................     Chief Executive Officer of Vivendi                  45         2002
                                             Universal Games, a global leader in the
                                             publishing of online, PC and console-based
                                             interactive entertainment and a division
                                             of Vivendi Universal, S.A., since June
                                             2001. Prior to that, Mr. Cron served as
                                             Chief Executive Officer of the Flipside
                                             Network, a division of Vivendi Universal
                                             Games, from March 2001. He was Chief
                                             Executive Officer of Uproar Inc. from
                                             September 1999 to March 2001 when Uproar
                                             was acquired by Flipside. Mr. Cron worked
                                             at CMP Media where, as the President of
                                             Publishing, he had responsibility for
                                             the company's United States businesses,
                                             including its print publications, trade
                                             shows/conferences and online services,
                                             from 1978 to June 1999 when CMP Media
                                             was acquired by Miller Freeman, Inc.

The Honorable Alfonse M. D'Amato........     Managing Director of Park Strategies                64         1999
                                             LLC, a business consulting firm, since
                                             January 1999. United States Senator
                                             from January 1981 until January 1999.
                                             During his tenure, he served as
                                             Chairman of the Senate Committee on
                                             Banking, Housing and Urban Affairs,
                                             and Chairman of the Commission on
                                             Security and Cooperation in Europe.


                                                                                                          DIRECTOR
                                                                                                AGE        SINCE
                                                                                                ---       --------
Sanjay Kumar............................     President and Chief Executive Officer               40         1994
                                             since August 2000.  He was President
                                             and Chief Operating Officer from
                                             January 1994 to July 2000, Executive
                                             Vice President-Operations from January
                                             1993 to December 1993, Senior Vice
                                             President-Planning from April 1989 to
                                             December 1992, Vice President-
                                             Planning from November 1988 to
                                             March 1989.  He joined the Company
                                             with the acquisition of UCCEL Corp. in
                                             August 1987.

Jay W. Lorsch...........................     Louis Kirstein Professor of Human                   69         2002
                                             Relations since 1978, and Chairman
                                             of Doctoral Programs, 1995 to 1999,
                                             at the Harvard Business School.
                                             Mr. Lorsch has served as Faculty
                                             Chairman of the Harvard Business
                                             School's Global Corporate Governance
                                             Initiative since 1998. He is an author
                                             of over a dozen books and consultant to
                                             the boards of directors of several
                                             Fortune 500 companies. He is also a
                                             director of the Brunswick Corporation.

Robert E. La Blanc......................     Founder and President of Robert E. La               68         2002
                                             Blanc Associates, Inc., an information
                                             technologies consulting and investment
                                             banking firm, since 1981.  He was
                                             previously Vice Chairman of
                                             Continental Telecom Corporation and
                                             previously a general partner at Salomon
                                             Brothers Inc. He is also a director of
                                             Chartered Semiconductor
                                             Manufacturing Ltd., Salient 3
                                             Communications, Inc., Storage
                                             Technology Corporation, The Titan
                                             Corporation, and a family of Prudential
                                             Mutual Funds.

                                                                                                          DIRECTOR
                                                                                                AGE        SINCE
                                                                                                ---       --------
Lewis S. Ranieri........................     Founder and prime originator of Hyperion            55         2001
                                             Partners L.P. and Hyperion Partners II L.P.
                                             ("Hyperion") and chairman or director of
                                             various Hyperion entities.  He is also
                                             Chairman and a member of the Board of
                                             Directors of Hyperion Capital Management,
                                             Inc., a registered investment advisor, and
                                             is Chairman and a director of the following
                                             funds registered under the Investment
                                             Company Act of 1940:  The Hyperion Total
                                             Return Fund, Inc., The Hyperion 2002 Term
                                             Trust, Inc., The Hyperion 2005 Investment
                                             Grade Opportunity Term Trust, Inc. and The
                                             Hyperion Stategic Mortgage Income Fund,
                                             Inc. (pending registration).  Prior to
                                             forming Hyperion Partners L.P., Mr. Ranieri
                                             had been Vice Chairman of Salomon Brothers
                                             Inc ("Salomon") and worked for Salomon from
                                             July 1968 to December 1987.  He also serves
                                             as Chairman, Chief Executive Officer and
                                             President of Ranieri & Co., Inc., a private
                                             investment advisor and management
                                             corporation.  He is also a director of
                                             Delphi Financial Group, Inc. and Reckson
                                             Associates Realty Corp.

Walter P. Schuetze......................     Independent consultant since February               69         2002
                                             2000.  He was Chief Accountant of the SEC's
                                             Division of Enforcement from November 1997
                                             to February 2000.  He was an independent
                                             consultant from April 1995 to November
                                             1997.  He was Chief Accountant to the SEC
                                             from January 1992 to March 1995.  He was a
                                             charter member of the Financial Accounting
                                             Standards Board, a member of the Financial
                                             Accounting Standards Advisory Council and a
                                             member and chair of the Accounting
                                             Standards Executive Committee of the
                                             American Institute of Certified Public
                                             Accountants.

                                                                                                          DIRECTOR
                                                                                                AGE        SINCE
                                                                                                ---       --------
Alex Serge Vieux........................     Founder of DASAR, Inc., an international            45         2002
                                             technology company, where he has been
                                             Chairman and Chief Executive Officer since
                                             1990.  He was a co-founder of C.A.T.S. Software
                                             GmbH and Renaissance Software, Inc., firms
                                             focusing on the banking industry.  He is also a
                                             director of Check Point Software
                                             Technologies Ltd., Commerce One, Inc.,
                                             Korea Thrunet Co., Ltd. and Madge Networks N.V.

Charles B. Wang.........................     Chairman of the Board since April 1980,             57         1976
                                             and Chief Executive Officer of the Company
                                             from 1976 to July 2000.

Thomas H. Wyman.........................     President and Chief Executive Officer               72         2002
                                             of CBS Inc. from June 1980, and Chairman
                                             from April 1983, to September 1986. He served
                                             on the Board of Directors of General Motors
                                             Corporation from 1985 to October 1998.  He
                                             was Senior Advisor of SBC Warburg Inc.
                                             from 1996 to 1997 and Chairman of S.G.
                                             Warburg & Co. Inc. from 1992 to 1996.
                                             He is a member of the International
                                             Advisory Group of Toshiba Corporation
                                             (Tokyo).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

     The Company, Charles B. Wang, Sanjay Kumar and Russell M. Artzt are defendants in a number of stockholder class action lawsuits, the first of which was filed July 23, 1998, alleging that a class consisting of all persons who purchased Common Stock during the period January 20, 1998 until July 22, 1998 were harmed by misleading statements, misrepresentations and omissions regarding the Company's future financial performance. These cases, which seek monetary damages in an unspecified amount, have been consolidated into a single action in the United States District Court for the Eastern District of New York. In February and March 2002, a number of stockholder lawsuits were filed in the U.S. District Court for the Eastern District of New York against the Company and Messrs. Wang, Kumar and Ira H. Zar, the Company's Chief Financial Officer. These lawsuits generally allege, among other things, that the Company made misleading statements of material fact or omitted to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the Company's financial performance. Each of the named individual plaintiffs seeks to represent a class consisting of purchasers of Common Stock and call options and sellers of put options on Common Stock for the period May 28, 1999 through February 25, 2002. These cases have not yet been consolidated, and class action status has not yet been certified in this litigation. Although the ultimate outcome and liability, if any, cannot be determined, the Company believes that the facts do not support the claims in these lawsuits and that the Company and its officers and directors have meritorious defenses.

     In April 2002, a derivative suit against all the directors of the Company except Kenneth Cron, Robert E. La Blanc, Jay W. Lorsch, Walter P. Schuetze, Alex Serge Vieux and Thomas H. Wyman was filed in the Chancery Court in Delaware alleging breach of their fiduciary duties resulting in damages to the Company of an unspecified amount. This derivative suit is based on essentially the same underlying allegations as those contained in the February and March 2002 stockholder lawsuits. Similarly, in June 2002, a derivative suit against all directors of the Company except Messrs. Cron, La Blanc, Lorsch, Schuetze, Vieux and Wyman as well as Ernst & Young LLP and
KPMG LLP (the Company's former and current independent auditors, respectively), was filed in New York State Supreme Court, Suffolk County.
This derivative suit also is based on essentially the same underlying allegations as those contained in the February and March 2002 stockholder lawsuits, and in addition alleges that the individual management director defendants sold Common Stock from June 1999 through February 2002 while in possession of material non-public information concerning the Company. This suit alleges breach of fiduciary duties, waste and misappropriation of corporate assets, and damages to the Company in an unspecified amount, and in addition seeks the imposition of a constructive trust upon the profits allegedly realized from the sale of Common Stock.

     Since February 2002, the Company has been cooperating with a joint inquiry by the United States Attorney's Office for the Eastern District of New York and the staff of the Northeast Regional Office of the SEC concerning certain of the Company's accounting practices. At this point, the Company cannot predict the scope or outcome of the inquiry.

DIRECTOR COMPENSATION

     Only non-employee directors of the Company receive compensation for their services as directors of the Company. Under the 1996 Deferred Stock Plan for Non-Employee Directors (the "1996 Plan"), non-employee directors receive their entire annual retainer in Common Stock, receipt of which is deferred until retirement from the Board, death, or disability. At its annual meeting on August 29, 2001, the Board of Directors established its annual director fee for the succeeding 12 months at $45,000 in Common Stock based on the fair market value of the Common Stock on that date. The annual director fee for 2003 will be credited to each director's deferred stock compensation account under the 2002 Non-Employee Directors Plan, if such plan is approved by the stockholders at the 2002 Annual Meeting, or, if such plan is not so approved, under the 1996 Plan, in either case based on the fair market value of the Common Stock on August 28, 2002. If approved, the 2002 Non-Employee Directors Plan will replace the 1996 Plan and the 1993 Plan described below.

     Under the Company's 1993 Stock Option Plan for Non-Employee Directors (the "1993 Plan"), non-employee directors are awarded options to acquire up to 6,750 shares of Common Stock per year subject to the Company's attainment of specific return-on-equity objectives. Pursuant to the 1993 Plan, the exercise price of such options is equal to the fair market value of the shares covered by such options on the date of grant. No options were granted under the 1993 Plan in fiscal year 2002. If the adoption of the 2002 Non-Employee Directors Plan is approved by the stockholders at the 2002 Annual Meeting, non-employee directors will each receive on August 28, 2002 a grant of options to acquire up to 6,750 shares of Common Stock, subject to certain adjustments. Unlike the 1993 Plan, grants of options under the 2002 Non-Employee

Directors Plan will not be dependent upon the Company's attainment of specified return-on-equity or other performance-based objectives.

     The 1996 Plan provides that the Board of Directors may credit the deferred stock compensation account under the 1996 Plan of any non-employee director who by force of any federal, state, or local law, regulation, or government agency decision is precluded from accepting options under the 1993 Plan. The 2002 Non-Employee Directors Plan provides for similar treatment with respect to non-employee directors who are precluded from accepting options under the 2002 Non-Employee Directors Plan.

     While Mr. Wang, the Chairman of the Board, is not eligible to receive compensation as a director, he receives compensation as an employee of the Company. His base compensation for the fiscal year ended March 31, 2002 was $700,000. His base compensation for the prior fiscal year was $1,000,000. He received no bonus, grant of stock options or restricted stock, or award of long-term compensation in either fiscal year 2002 or fiscal year 2001.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During the Company's fiscal year ended March 31, 2002, the Board of Directors held 12 meetings. In addition to these meetings, the Board of Directors acted by unanimous written consent on six occasions. Each director attended more than 75% of the Board meetings and meetings of the Board committees on which he or she served. The Company has four standing committees: the Corporate Operations Committee (formerly the Executive Committee), the Audit Committee, the Compensation and Human Resource Committee (formerly the Stock Option and Compensation Committee) and the Corporate Governance Committee (formerly the Nominating Committee). The current members of the committees are identified in the following table:

-----------------------------------------------------------------------------------------------
                                                                              COMPENSATION
                          CORPORATE                        CORPORATE           AND HUMAN
        DIRECTOR          OPERATIONS          AUDIT        GOVERNANCE          RESOURCE
-----------------------------------------------------------------------------------------------
R. Artzt                      X
-----------------------------------------------------------------------------------------------
A. D'Amato                                      X             X
-----------------------------------------------------------------------------------------------
R. Grasso                                                     X                     X
-----------------------------------------------------------------------------------------------
W. de Vogel                                     X
-----------------------------------------------------------------------------------------------
S. Kenny                                        X             X
-----------------------------------------------------------------------------------------------
S. Kumar                      X
-----------------------------------------------------------------------------------------------
J. Lorsch                                                   CHAIR
-----------------------------------------------------------------------------------------------
R. Pieper                                                                           X
-----------------------------------------------------------------------------------------------
L. Ranieri                    X                                                   CHAIR
-----------------------------------------------------------------------------------------------
W. Schuetze                                   CHAIR
-----------------------------------------------------------------------------------------------
C. Wang                     CHAIR
-----------------------------------------------------------------------------------------------

     The Corporate Operations Committee is authorized to approve capital expenditures at levels up to the maximum amount of its authority as determined by the full Board of Directors. During fiscal year 2002, the Corporate Operations Committee did not meet, but acted by unanimous written consent on one occasion.

     The Audit Committee currently consists of four non-management directors. Each member of the Audit Committee is independent as defined by the rules of the NYSE. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is responsible for, among other things, recommending the firm to be chosen as independent auditors, overseeing and reviewing audit results, and monitoring the effectiveness of internal audit functions. The Audit Committee met six times during fiscal year 2002. The Audit Committee has recommended the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2003.

     The Corporate Governance Committee of the Board currently consists of four non-management directors. The Corporate Governance Committee has responsibility for overseeing the size and composition of the Board, searching for new directors, reviewing the slate of existing directors and advising the Board on various other corporate governance matters. During fiscal year 2002, the Corporate Governance Committee met two times. The Corporate Governance Committee does not consider nominees for directors recommended by stockholders. Stockholders who wish to nominate an individual for election as a director must follow the procedures set forth in this Proxy Statement under the heading "Advance Notice Procedures."

     The Compensation and Human Resource Committee of the Board (the "Compensation Committee") currently consists of three non-management directors. The Compensation Committee has the power to prescribe, amend, and rescind rules relating to the Company's 1987 Non-Statutory Stock Option Plan, 1991 Stock Incentive Plan, 1993 Plan, 1994 Annual Incentive Compensation Plan, 1995 Key Employee Stock Ownership Plan, 1998 Incentive Award Plan, the 2001 Stock Option Plan (the "2001 Plan") and the 2002 Incentive Plan and the 2002 Non-Employee Directors Plan if they are approved by stockholders (collectively, the "Plans"), to grant options and other awards under the Plans and to interpret the Plans. The other duties of the Compensation Committee include determining and recommending the compensation plans for the Chairman of the Board (if such person is an employee of the Company) and the Chief Executive Officer and are described below under "Compensation and Human Resource Committee Report on Executive Compensation." During fiscal year 2002, the Compensation Committee met three times and acted by unanimous written consent on three occasions.

     A copy of the Company's corporate governance principles, as well as copies of the charters for the four standing committees, are attached hereto as Exhibit A.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), AS AMENDED, THAT MIGHT INCORPORATE OTHER FILINGS WITH THE SEC, INCLUDING THIS PROXY STATEMENT, THE REPORT OF THE COMPENSATION AND HUMAN RESOURCE COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS SET FORTH BELOW, THE AUDIT COMMITTEE REPORT AND THE STOCK PERFORMANCE GRAPH, IN ACCORDANCE WITH SEC REQUIREMENTS SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                COMPENSATION AND HUMAN RESOURCE COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

GENERAL

     Certain decisions as to compensation of the Company's executive officers are made by the Compensation and Human Resource Committee of the Company's Board of Directors (the "Compensation Committee"), none of the members of which is an employee of the Company. At the Company's 2002 fiscal year end, the members of the Compensation Committee were Lewis S. Ranieri, Richard A. Grasso and Roel Pieper.

COMPENSATION POLICIES

     The Compensation Committee's executive compensation policies are designed to attract and retain executives capable of leading the Company in a rapidly evolving computer software marketplace and to motivate such executives to maximize profitability and stockholder value. The Compensation Committee has designed the Company's executive compensation program with four components to achieve this objective--base salary; annual incentives; long-term equity participation; and benefits. The majority of each executive's total compensation is dependent on the attainment of predefined performance objectives which are consistent with the maximization of stockholder value. The philosophy and operation of each component is discussed herein.

     BASE SALARY. Base salaries for executive officers are designed to attract and retain superior, high-performing individuals. As such, the Company believes its base salaries for executive positions are, and should be, equal to or greater than those of comparable companies.

     ANNUAL INCENTIVES. The executive officers earn a significant portion of their total annual compensation based on achievement of predetermined individual and Company performance targets. The Company's 1994 Annual Incentive Compensation Plan (the "1994 Plan"), which is administered by the Compensation Committee, establishes a specific percentage of net income after taxes that is in excess of a threshold based on the Company's target return on average stockholders' equity. Different percentages of any such excess are allocated to each executive officer at the commencement of each fiscal year. The Compensation Committee may, at its discretion, decrease (but never increase) the calculated annual incentive compensation payable to an executive, and/or direct that a portion of this incentive be payable in Common Stock, subject to certain holding restrictions. The Company's 2002 Incentive Plan, set forth in Exhibit B, subject to the approval by the Company's stockholders at the 2002 Annual Meeting, is intended to replace future awards under the 1994 Plan and the 2001 Plan.

     LONG-TERM EQUITY PARTICIPATION. The Compensation Committee believes strongly that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholders' return. In 2001, the Company's stockholders approved the 2001 Plan, to replace the 1991 Stock Incentive Plan. During fiscal year 2002, the Company did not grant any stock based awards under any of its compensation plans to any of its executive officers. The Company's 2002 Incentive Plan, subject to the approval by the Company's stockholders at the 2002 Annual Meeting, is intended to replace future awards under the 1994 Plan and the 2001 Plan.

     BENEFITS. The benefits available to executive officers are the same as those afforded to all full-time employees. In general, they are the standard protection against financial catastrophe that can result from personal or family illness, disability, or death. Executive officers are also eligible to participate in the voluntary personal contribution, as well as the Company matching and discretionary, provisions of the Computer Associates Savings Harvest Plan (the "CASH Plan"), to the extent permitted under the CASH Plan, the applicable Employment Retirement Income Security Act of 1974 regulations, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code").

     Effective April 1, 1994, the Company established an unfunded "Restoration Plan" primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. This Restoration Plan is solely for the purpose of benefiting participants in the CASH Plan who are precluded from receiving a full allocation of Employer Contributions under the CASH Plan because of the limitation on the compensation taken into account under such CASH Plan imposed by Section 401(a)(17) of the Code as amended by the Omnibus Budget Reconciliation Act of 1993.

     The Company also established effective January 1, 1993, an unfunded "Excess Benefit Plan" as said term is defined in Sections 3(36) and 4(b)(5) of ERISA, solely for the purpose of benefiting participants in the CASH Plan who are unable to receive a full allocation of Employer Contributions under the CASH Plan limitations imposed by Section 415 of the Code.

     The Company's medical, dental and disability plans as well as the CASH Plan provide all employees with the protection necessary to devote their full attention to achievement of the Company's objectives.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee determined the components of Mr. Kumar's fiscal year 2002 compensation as follows:

     BASE SALARY. Mr. Kumar's base salary was $1,000,000 in fiscal year 2002 compared to $900,000 in fiscal year 2001 after having been named
Chief Executive Officer in August 2000.

     ANNUAL INCENTIVES. As disclosed in the Company's proxy statement for 2001, Mr. Kumar elected not to receive any annual incentive compensation for fiscal year 2002.

     LONG-TERM EQUITY PARTICIPATION. Neither Mr. Kumar nor any of the Company's other executive officers received any stock-based awards during fiscal year 2002.

     BENEFITS. Mr. Kumar received aggregate matching and discretionary contributions to the Company's benefit plans of $17,362 (including contributions under the Restoration Plan and the Excess Benefit Plan) and a $12,000 non-reimbursed travel allowance in fiscal year 2002. He was also provided benefits under the Company's medical, dental, and disability plans consistent with those provided to other full-time employees.

DEDUCTIBILITY

     Beginning in 1994, Section 162(m) of the Code limits deductibility of compensation in excess of $1 million paid to the Company's chief executive officer and to each of the other four highest-paid executive officers unless this compensation qualifies as "performance-based." In 1994, the Compensation Committee adopted, and the stockholders approved, terms under which annual incentive compensation and long-term equity participation awards should qualify as performance-based. Additionally, based on the applicable tax regulations, any taxable compensation derived from the exercise of stock options, the issuance or vesting of restricted stock, or the award of any other equity-based compensation, as applicable under the Company's 2001 Plan, any prior Plans and, if approved by the stockholders at the 2002 Annual Meeting, the 2002 Incentive Plan should qualify as performance-based. The Compensation Committee is not precluded, however, from making compensation payments under different terms even if they would not qualify for tax deductibility under Section 162(m).

                                                   SUBMITTED BY THE COMPENSATION
                                                    AND HUMAN RESOURCE COMMITTEE

                                                         Lewis S. Ranieri, Chair
                                                               Richard A. Grasso
                                                                     Roel Pieper

                             AUDIT COMMITTEE REPORT

     The Audit Committee monitors the Company's financial reporting process and internal control system on behalf of the Board. In addition, the Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent auditors. The Audit Committee is a standing committee of the Board of Directors and operates under a written charter adopted by the Board of Directors. Each member of the Audit Committee is independent as defined by the rules of the NYSE.

     The Audit Committee has reviewed and discussed with the management of the Company the audited financial statements as of and for the fiscal year ended March 31, 2002. In addition, the Audit Committee has discussed with the independent auditors, the matters required to be discussed by SAS 61. The Audit Committee has received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with its independent auditors their independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee also meets with members of the Company's internal audit department as part of its regular meetings.

     Based upon the Audit Committee's discussions with management and the independent auditors referred to above and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.

                                                SUBMITTED BY THE AUDIT COMMITTEE

                                                       Walter P. Schuetze, Chair
                                                              Alfonse M. D'Amato
                                                            Willem F.P. de Vogel
                                                             Shirley Strum Kenny

        COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS

     The following table sets forth the cash and non-cash compensation earned for the fiscal years ended March 31, 2002, 2001 and 2000, by the President and Chief Executive Officer and each of the four next most highly compensated executive officers of the Company for the fiscal year ended March 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                            COMPENSATION AWARDS
                                           ANNUAL COMPENSATION            RESTRICTED STOCK OPTION
      NAME AND            FISCAL           -------------------            -----------------------         ALL OTHER
 PRINCIPAL POSITION        YEAR          SALARY           BONUS        AWARDS ($)(2)    AWARDS(#)(3)    COMPENSATION(4)
 ------------------        ----          ------           -----        -------------    ------------    ---------------
Sanjay Kumar               2002        $1,000,000              ---              ---             ---          $29,362
PRESIDENT,                 2001          $900,000              ---              ---             ---          $31,000
CHIEF EXECUTIVE OFFICER    2000          $900,000       $3,156,000(1)    $4,735,000         750,000          $33,875

Russell M. Artzt           2002          $750,000              ---              ---             ---          $29,362
EXECUTIVE VICE             2001          $750,000              ---              ---             ---          $31,000
PRESIDENT                  2000          $750,000       $  861,000(1)    $1,291,000         250,000          $33,875

Gary Quinn                 2002          $450,000         $889,209              ---             ---          $29,362
EXECUTIVE VICE             2001          $250,000         $700,000              ---         400,000          $29,642
PRESIDENT                  2000          $200,000         $400,000              ---          75,000          $29,433

Stephen Richards           2002          $450,000         $880,600              ---             ---          $29,362
EXECUTIVE VICE             2001          $300,000         $900,000              ---         450,000          $30,885
PRESIDENT                  2000          $200,000         $617,400              ---         150,000          $29,500

Ira H. Zar                 2002          $500,000         $500,000              ---             ---          $29,362
EXECUTIVE VICE             2001          $500,000         $800,000              ---         900,000          $30,892
PRESIDENT-FINANCE,         2000          $350,000         $950,000              ---         500,000          $33,808
CHIEF FINANCIAL OFFICER

     ----------

     (1) Consists of incentive compensation for Messrs. Kumar and Artzt for fiscal year 2000 earned pursuant to the 1994 Plan.

     (2) Reflects the value on the date of grant of restricted stock awarded under the 1994 Plan for Messrs. Kumar and Artzt for fiscal year 2000. All such shares were vested upon grant and are entitled to dividends.

     (3) No options were granted to the executive officers of the Company during fiscal year 2002. All options granted to such executive officers of the Company in prior years were granted under the 1991 Plan and vest over a five-year period following the date of grant as follows: 10% on the first anniversary; 15% on the second anniversary; 20% on the third anniversary; 25% on the fourth anniversary; and 30% on the fifth anniversary.

     (4) Consists of Company contributions to the Company's benefit plans and a non-reimbursed travel allowance of $12,000 for each of the named executive officers for fiscal years 2002, 2001 and 2000.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF                 VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                   SHARES ACQUIRED           VALUE         AT MARCH 31, 2002(2)            AT MARCH 31, 2002(3)
  NAME                ON  EXERCISE        REALIZED(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
  ----             ------------------     -----------   -----------    -------------    -----------  -------------
S. Kumar                750,000          $10,977,750        451,518       562,500       $   675,094       ---
R.M. Artzt              237,035          $ 6,051,651      1,006,372       187,500       $ 5,134,529       ---
G. Quinn                    ---                  ---        188,407       491,490               ---       ---
S. Richards                 ---                  ---        348,423       711,452               ---       ---
I.H. Zar                  5,128          $   102,616        624,757     1,308,139       $   811,960       ---

     ----------

     (1) Options exercised were granted in prior years with exercise prices equal to the fair market value at the time of grant. With respect to Mr. Kumar and Mr. Zar, shares acquired upon exercise of the options have not been sold by the executive, except that in the case of Mr. Kumar, a portion of such shares were surrendered to the Company in connection with tax obligations incurred upon exercise. Value realized was calculated based on the market value of shares purchased at the exercise date less the aggregated option exercise price.

     (2) All options referred to in the table were granted pursuant to the 1991 Plan and vest over a five-year period as follows: 10% on the first anniversary; 15% on the second anniversary; 20% on the third anniversary; 25% on the fourth anniversary; and 30% on the fifth anniversary.

     (3) Valuation based on the March 28, 2002 (the last trading day of the fiscal year) closing price of $21.89 of the underlying shares, less the exercise prices of the options.

     The following table summarizes share and exercise price information about the Company's equity compensation plans as of March 31, 2002. All of the Company's equity compensation plans were approved by the Company's stockholders. There are, therefore, no equity compensation plans that were not approved by stockholders listed in the following table.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                            WEIGHTED-
                                      NUMBER OF        AVERAGE EXERCISE        NUMBER OF SECURITIES
                                  SECURITIES TO BE          PRICE OF         REMAINING AVAILABLE FOR
                                ISSUED UPON EXERCISE      OUTSTANDING      FUTURE ISSUANCE UNDER EQUITY
                                   OF OUTSTANDING           OPTIONS,           COMPENSATION PLANS
                                 OPTIONS, WARRANTS       WARRANTS AND         (EXCLUDING SECURITIES
         PLAN CATEGORY               AND RIGHTS             RIGHTS        REFLECTED IN THE FIRST COLUMN)
         -------------          --------------------   ----------------   ------------------------------
Equity compensation plans          48,052,549(1)            $28.83                34,754,171(2)
approved by security holders

Equity compensation plans not          N/A                    N/A                      N/A
approved by security holders
                                --------------------   ----------------   ------------------------------
Total                              48,052,549(1)            $28.83                34,754,171(2)

----------

(1) Includes 2,676,329 options assumed in connection with various acquisitions. Such options have a weighted-average exercise price of $28.23 per share and the plans relating to such options were approved by the security holders of the respective companies.

(2) Consists of 114,750 shares available for issuance under the 1993 Plan, 47,250 shares available for issuance under the 1996 Plan, 2,935,066 shares available for issuance under the Company's 1998 Incentive Award Plan, 28,656,172 shares available for issuance under the Company's Year 2000 Employee Stock Purchase Plan and 3,000,000 shares available for issuance under the 2001 Plan.

      PROPOSAL 2-- APPROVAL OF THE COMPUTER ASSOCIATES INTERNATIONAL, INC.
                               2002 INCENTIVE PLAN

     The Company's stockholders will be asked to consider and vote on a proposal to approve the Company's 2002 Incentive Plan. The 2002 Incentive Plan was approved by the Compensation Committee on June 21, 2002 and adopted by the Company's Board of Directors, subject to the approval of stockholders. If the stockholders approve the 2002 Incentive Plan, it will be effective as of April 1, 2002. The 2002 Incentive Plan, if approved by the stockholders, is intended to replace future awards under the 1994 Plan and the 2001 Plan. If stockholders do not approve the 2002 Incentive Plan, the 2002 Incentive Plan will be rescinded, and all awards granted prior to such time will not have any effect.

     The purpose of the 2002 Incentive Plan is to enable the Company to achieve superior financial performance, as reflected in the performance of its Common Stock and other key financial indicators, by providing for broad-based awards of incentives to its employees and consultants in consideration of their services to the Company, aiding in the recruitment and retention of outstanding employees and providing employees and consultants an opportunity to acquire and expand equity interests in the Company, thus aligning the interests of employees and consultants with those of stockholders. To accomplish these objectives, the 2002 Incentive Plan provides for the award of Annual Performance Bonuses, Long-Term Performance Bonuses, Restricted Stock, Nonqualified Stock Options, Incentive Stock Options and Other Equity-Based Awards (each as defined in the 2002 Incentive Plan) and reserves for issuance under such awards a maximum of 45,000,000 shares of Common Stock ("Shares"), subject to adjustment as provided under the terms of the 2002 Incentive Plan (see "Adjustments" below). In addition, any Shares that have been approved by Company stockholders for issuance under the 2001 Plan, but which have not been awarded thereunder (or have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of Shares or otherwise) and which are no longer available for issuance thereunder for any reason (including without limitation, the termination of the 2001 Plan) will be available for issuance under the 2002 Incentive Plan in addition to the 45,000,000 Shares reserved hereunder. The
2001 Plan authorized the award of up to 7,500,000 Shares, of which 6,371,665 have been awarded (subject to possible expiration, forfeiture, cancellation or settlement in cash in lieu of Shares). As of July 12, 2002, the market price of a Share was $13.56. The 2002 Incentive Plan is intended to meet the requirements of Section 162(m) of the Code.

     The following is a summary of the material terms and provisions of the 2002 Incentive Plan and of certain tax effects of participation in the 2002 Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2002 Incentive Plan, which is attached hereto as Exhibit
B. Any capitalized terms that are used but not defined in this summary have meaning as defined in the 2002 Incentive Plan.

DESCRIPTION OF THE 2002 INCENTIVE PLAN

PLAN ADMINISTRATION. The 2002 Incentive Plan will be administered by the Compensation Committee, which will have broad discretion and authority under the 2002 Incentive Plan to (1) interpret the 2002 Incentive Plan; (2)
prescribe, amend and rescind rules and regulations regarding the 2002
Incentive Plan; (3) select Employees and Consultants to receive Awards under the 2002 Incentive Plan; (4) determine the form of an Award, the number of Shares subject to an Award, and the terms, conditions, restrictions and/or limitations, of each Award; (5) determine whether Awards will be granted singly, in combination or in tandem; (6) establish and administer Performance Measures in connection with Annual Performance Bonuses, Long-Term Performance Bonuses, performance-based Restricted Stock or Other Equity-Based Awards and certify the level of performance attainment for each Performance Measure; (7) waive or amend any terms, conditions, restrictions or limitations of an Award (although the 2002 Incentive Plan's prohibition on Stock Option repricing cannot be waived); (8) make such adjustments to the 2002 Incentive Plan (including but not limited to adjustment of the number of Shares available under the 2002 Incentive Plan or any Award) and/or to any Award granted under the 2002 Incentive Plan, as may be appropriate in accordance with the 2002 Incentive Plan's adjustment provisions (see "Adjustments" below); (9) accelerate the vesting, exercise or payment of an Award when it would be in the best interest of the Company; (10) provide for the deferred payment of Awards in Shares and the extent to which such payment will be credited with dividend equivalents; (11) determine whether Nonqualified Stock Options may be transferable to family members, a family trust or a family partnership; (12) establish subplans in order to implement and administer the 2002 Incentive
Plan in foreign countries; and (13) take any and all other action it deems necessary or advisable for the proper operation or administration of the 2002 Incentive Plan. The Compensation Committee can delegate any of its duties and authority under the 2002 Incentive Plan, except for the authority to grant and administer Awards to either Key Employees, any Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act, or to any Employee to whom the Compensation Committee has delegated any of its authority under the 2002 Incentive Plan. Also, the Compensation Committee cannot delegate its duty to establish and certify Performance Measures.

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ELIGIBILITY. In general, each of the approximately 16,000 Employees of the
Company and its consolidated subsidiaries, except seasonal and temporary employees, are eligible to receive Annual Performance Bonuses, Long-Term Performance Bonuses, Nonqualified Stock Options, Incentive Stock Options, Restricted Stock and Other-Equity-Based Awards under the 2002 Incentive Plan. Consultants to the Company, of which there are currently approximately 25, will be eligible only to receive Nonqualified Stock Options and Other Equity-Based Awards under the 2002 Incentive Plan. To be eligible to receive an Award, a Consultant must be a natural person who has contracted directly with the Company to provide bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Compensation Committee in its discretion will determine all questions regarding eligibility to receive Awards under the 2002 Incentive Plan, and the selection of Participants from those individuals, who are eligible to receive Awards.

PERFORMANCE BONUSES. The 2002 Incentive Plan provides for the award of Annual Performance Bonuses that are payable in cash and Long-Term Performance Bonuses that are payable in shares of Restricted Stock that vest over three years. Annual Performance Bonuses and/or Long-Term Performance Bonuses under the 2002 Incentive Plan may be awarded to any Employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms and conditions of Performance Bonuses. However, Performance Bonuses awarded under the 2002 Incentive Plan to Key Employees (defined under the 2002 Incentive Plan as those Employees who are covered under Section 162(m) of the Code, and of which there are currently approximately five are subject to the following terms and conditions:

     - PERFORMANCE CYCLES--Annual Performance Bonuses will be awarded in connection with a 12-month Performance Cycle, which will correspond to the Company's fiscal year. Long-Term Performance Bonuses will be awarded in connection with a Performance Cycle of one or more fiscal years. The Compensation Committee must establish the length of the Performance Cycle for Long-Term Performance Bonuses within 90 days after the start of the Performance Cycle. The first Performance Cycle for both Annual Performance Bonuses and Long-Term Performance Bonuses that was established by the Compensation Committee under the 2002 Incentive Plan is the Company's fiscal year that will end on March 31, 2003 (the "2003 Performance Cycle").

     - PERFORMANCE MEASURES--The amount of any Annual Performance Bonus and/or Long-Term Performance payable to a Key Employee under the 2002 Incentive Plan will be determined by reference to the degree of attainment of one or more Performance Measures selected by the Compensation Committee to measure the level of performance of the Company during the applicable Performance Cycle. Performance Measures that the Compensation Committee may select under the 2002 Incentive Plan include:

               -    Net Operating Profit After Taxes;

               -    Net Operating Profit After Taxes, Per Share;

               -    Return on Invested Capital;

               -    Total Shareholder Return;

               - Relative Total Shareholder Return (as compared against a peer group of the Company, which, unless otherwise specified by the Compensation Committee, will be determined in reference to the Standard & Poor's Systems Software Index, excluding the Company);

               -    Earnings per Share;

               -    Net Income;

               -    Cash Flow;

               -    Cash Flow Per Share;

               -    Revenue (or any component thereof);

               -    Revenue Growth;

               -    Share Performance; and/or

               -    Relative Share Performance.

          Within 90 days after the start of a Performance Cycle, the Compensation Committee will establish, in writing, the Performance Measure(s) that will apply to the applicable Performance Bonuses for that Performance Cycle. The Performance Measures selected by the Compensation Committee will be applied using GAAP accounting, on either a pre-tax or after tax basis, as determined by the Compensation Committee at the time the Performance Measures are established. For the 2003 Performance Cycle, the Compensation Committee has established Revenue and Net Operating Profit After Taxes as the Performance Measures for Key Employee Annual Performance Bonuses and Relative Total Shareholder Return as the Performance Measure for Long-Term Performance Bonuses.

- TARGET AWARDS AND PAYOUT FORMULAS--Within 90 days after the start of a Performance Cycle, the Compensation Committee will set a target Annual Performance Bonus and/or Long-Term Performance Bonus for each Key Employee Participant and, for each form of Bonus, will establish an objective payout formula. The payout formula for each form of Bonus will set the minimum level of performance attainment that must be achieved on the applicable Performance Measure(s) before any of that Performance Bonus becomes payable, and the percentage (which can range between 0% and 200%) of the applicable target Bonus award that will become payable upon attainment of various levels of performance in excess of the minimum required amount.

- BONUS AMOUNTS--The amount of each designated Participant's Annual Performance Bonus and/or Long-Term Performance Bonus will be computed by multiplying such Participant's target Performance Bonus by the applicable payout percentage for that form of Bonus (determined based on the level of performance actually attained on the applicable Performance Measures, applying the objective formulas established by the Compensation Committee for each form of Bonus).

- COMMITTEE DISCRETION--The Compensation Committee has the discretion, which it may apply on a case-by-case basis, to reduce (but not increase) the amount of any Performance Bonus payable to a Key Employee.

- COMPENSATION COMMITTEE CERTIFICATION--No Performance Bonuses to any Key Employee will be payable in respect of a Performance Cycle until the Compensation Committee certifies, in writing, the level of attainment of the applicable Performance Measure(s) for that Performance Bonus.

          - MAXIMUM BONUS--The maximum amount of any Annual Performance Bonus that can be paid to any one Participant under the 2002 Incentive Plan during any fiscal year of the Company is $10,000,000. The maximum amount of any Long-Term Performance Bonus that can be paid to any one Participant under the 2002 Incentive Plan during any fiscal year of the Company is $20,000,000, subject to the 1,000,000 Share "cap" on Restricted Stock discussed under "Restricted Stock" below. The 2002 Incentive Plan must set "caps" to ensure deductibility of compensation under Code Section 162(m). Such amounts are not indicative of actual targets that may be set from time to time.

- FORM OF PAYMENT--Annual Performance Bonuses will be paid entirely in cash. Long-Term Performance Bonuses will be paid in shares of Restricted Stock. The number of Shares of Restricted Stock that will be paid in connection with a Long-Term Performance Bonus will be determined by dividing the actual dollar Bonus amount payable by the closing sales price of a Share as reported on the NYSE on the last day of the applicable Performance Cycle. Unless the Compensation Committee determines otherwise at the time of the award, one-third of the Restricted Stock paid in connection with a Long-Term Performance Bonus will vest on each of the first three one-year anniversaries of the end of the applicable Performance Cycle.

RESTRICTED STOCK. Restricted Stock may be awarded under the 2002 Incentive Plan to any Employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms, conditions and restrictions applicable to Restricted Stock awards, subject to the following provisions of the 2002 Incentive Plan:

          - MAXIMUM AWARD--The maximum number of Shares of Restricted Stock (including Shares issued in connection with a Long-Term Performance Bonus and as a stand-alone Restricted Stock Award) that may be issued to any one Participant during any fiscal year of the Company may not exceed 1,000,000 Shares.

          - PAYMENT--When Restricted Stock becomes payable, the Company will register stock certificates in the Participant's name, with appropriate legends listing any applicable restrictions that the Compensation Committee may, in its discretion, impose. At that time, the Participant will have all the rights of a stockholder with respect to the Shares (including the right to vote and receive dividends), except that the Shares will be subject to vesting and forfeiture. Stock certificates will be issued and delivered to Participants (without legends) only after the Shares have vested and the restrictions, if any, have lapsed.

- VESTING-- Unless the Compensation Committee provides otherwise at the time of grant, one-third of the Shares of Restricted Stock will vest ratably on each of the first three one-year anniversaries of the date of grant (or end of the applicable Performance Cycle if such grant is performance-based).

- ACCELERATION OF VESTING--All Shares of Restricted Stock will immediately vest upon the death or Disability of the Participant or a Change in Control.

- KEY EMPLOYEE AWARDS--Restricted Stock awards to Key Employees will be subject to the following additional terms, conditions and requirements:

          - PERFORMANCE CYCLES--Restricted Stock awards under the 2002 Incentive Plan to such Key Employees designated by the Compensation Committee as eligible to receive such Awards will be based on Company performance over the same 12-month Performance Cycle applicable to Annual Performance Bonuses, unless the Compensation Committee determines, within 90 days after the start of the Performance Cycle, some other period should apply.

- PERFORMANCE MEASURES--The amount, if any, of performance-based Restricted Stock payable to such Key Employees under the 2002 Incentive Plan will be determined by reference to the degree of attainment of one or more Performance Measures established by the Compensation Committee from the same list of Performance Measures available in connection with Performance Bonuses. The Compensation Committee will establish the Performance Measure(s) applicable to Key Employee Restricted Stock Awards within 90 days after the start of a Performance Cycle. To date, the Compensation Committee has not granted any performance-based Restricted Stock awards under the 2002 Incentive Plan.

               - TARGET AWARD AND PAYOUT FORMULA--Within 90 days after the start of a Performance Cycle, the Compensation Committee will set a target amount of Restricted Stock for each Key Employee who is designated to receive a Restricted Stock award and will establish an objective payout formula based on the applicable Performance Measure. The payout formula will set the minimum level of performance attainment that must be achieved before any Restricted Stock becomes payable, and the percentage of the target award that will become payable upon attainment of various levels of performance in excess of the minimum required amount. For this purpose, the maximum payout cannot exceed 200% of the target award.

               - COMMITTEE DISCRETION--The Compensation Committee has the discretion, which it may apply on a case-by-case basis, to reduce (but not increase) the amount of any Restricted Stock payable to a Key Employee.

               - COMPENSATION COMMITTEE CERTIFICATION--No Restricted Stock will be payable to any Key Employee in respect of a Performance Cycle until the Compensation Committee certifies, in writing, the level of attainment of the applicable Performance Measure.

STOCK OPTIONS. Stock Options awarded under the 2002 Incentive Plan may be in the form of either Nonqualified Stock Options or Incentive Stock Options, or a combination of the two, at the discretion of the Compensation Committee. Stock Options granted under the 2002 Incentive Plan are subject to the following terms and conditions:

          - EXERCISE PRICE--In general, the Exercise Price for each Share subject to a Stock Option will be the Fair Market Value of a Share on the date of grant. However, all or a portion of any Stock Option awards to Key Employees (and certain other Employees and Consultants selected by the Compensation Committee) may consist of Premium-Priced Stock Options, which will have an Exercise Price, set by the Compensation Committee at the time of grant, that exceeds the grant date Fair Market Value of a Share.

- INCENTIVE STOCK OPTIONS--The aggregate Fair Market Value on the date of grant of the Shares with respect to which Incentive Stock Options first become exercisable during any calendar year under the terms of the 2002 Incentive Plan for any Participant may not exceed $100,000. For purposes of this $100,000 limit, the Participant's Incentive Stock Options under the 2002 Incentive Plan and all other Plans maintained by the Company and subsidiaries are aggregated.

          - NO REPRICING--The 2002 Incentive Plan contains a prohibition against decreasing the Exercise Price of a Stock Option after grant (other than in connection with permitted Plan adjustments, see "Adjustments" below), unless stockholder approval of the repricing is obtained.

          - VESTING--Unless the Compensation Committee provides otherwise in an Award Certificate, one-third of each Stock Option will vest ratably on each of the first three one-year anniversaries of the date of grant, although Stock Options will immediately vest upon the death or Disability of a Participant, or upon a Change in Control.

          - TERM--Stock Options will automatically lapse 10 years after the date of grant.

          - POST-TERMINATION EXERCISE--Stock Options that have not vested as of the date of a Participant's Termination of Employment or Termination of Consultancy, for any reason other than death or Disability, will immediately terminate as of such events; and, subject to the Special Forfeiture Provision described later in this summary, any vested Stock Option that has not already been exercised must be exercised, if at all, within 30 days after such event (within one year in the case of death, Disability or Retirement), unless the Compensation Committee provides otherwise in an Award Certificate.

          - PAYMENT OF EXERCISE PRICE--Payment of the Exercise Price may be made in cash, check, wire transfer, or money order or, if permitted by the Compensation Committee, by (i) tendering to the Company Shares owned by the Participant for at least six months having a Fair Market Value equal to the Exercise Price, (ii) delivering irrevocable instructions to a broker to deliver to the Company the amount of sale or loan proceeds with respect to Shares having a Fair Market Value equal to the Exercise Price, or
               (iii) any combination of the above methods.

          - TRANSFER RESTRICTION--Incentive Stock Options may not be transferred by a Participant other than by will or the laws of descent and distribution and may be exercised only by a Participant, unless the Participant is deceased. In general, similar transfer restrictions apply to Nonqualified Stock Options, except that, in the case of Nonqualified Stock Options, the Compensation Committee has the discretion to permit a Participant to transfer a Nonqualified Stock Option to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Nonqualified Stock Option so transferred will be subject to the same terms and conditions of the original grant and may be exercised by the transferee only to the extent the Stock Option would have been exercisable by the Participant had no transfer occurred.

OTHER EQUITY-BASED AWARDS. The Compensation Committee may, from time to time, grant Awards under the 2002 Incentive Plan (other than Restricted Stock or Stock Options) that consist of, or are denominated in, Shares. These Awards may include, among other things Shares, restricted stock options, phantom or hypothetical Shares, stock appreciation rights and Share units. The Compensation Committee has broad discretion to determine the terms, conditions, restrictions and limitations, if any, that will apply to Other Equity-Based Awards granted under the 2002 Incentive Plan, except that Other Equity-Based Awards awarded to Key Employees must comply with the requirements of Section 162(m) of the Code.

SPECIAL FORFEITURE PROVISION. The Compensation Committee has discretion to provide at the time of grant of a Stock Option or Restricted Stock Award that in the event a Participant enters into certain employment or consulting arrangements that are competitive with the Company or any subsidiary or affiliate without first obtaining the Company's written consent, the Participant will (i) forfeit all rights under any outstanding Stock Option and return to the Company the amount of any profit realized upon the exercise and/or (ii) forfeit and return to the Company all Shares of Restricted Stock that remain subject to the forfeiture provision, as provided in the Award Certificate.

SHARES AVAILABLE FOR ISSUANCE. The maximum number of Shares that may be issued to Participants under the 2002 Incentive Plan is 45,000,000, subject to adjustment as provided under the terms of the 2002 Incentive Plan (see "Adjustments" below). In addition, any Shares that have been approved by Company stockholders for issuance under the 2001 Plan, but which have not been awarded thereunder (or have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of Shares or otherwise) and which are no longer available for issuance thereunder for any reason (including without limitation, the termination of the 2001 Plan) will be available for issuance under this Plan in addition to the 45,000,000
Shares reserved under the 2002 Incentive Plan. The 2001 Plan authorized the award of up to 7,500,000 Shares, of which 6,371,665 have been awarded
(subject to possible expiration, forfeiture, cancellation or settlement in cash in lieu of Shares). Shares issuable under the 2002 Incentive Plan may consist of authorized but unissued Shares or Shares held in the Company's treasury. In determining the number of Shares that remain available under the 2002 Incentive Plan, only Awards payable in Shares will be counted. If an Award is terminated by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or is settled in cash in lieu of Shares, the Shares underlying such Award will be available for future Awards under the 2002 Incentive Plan. Also, if Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, or in satisfaction of tax withholding obligations, such Shares will be available for future Awards under the 2002 Incentive Plan. The following aggregate and individual limitations on the number of Shares issuable with respect to specific forms of Awards, which the 2002 Incentive Plan is required under the tax law to set (in some cases to ensure deductibility) are not indicative of the Awards that may actually be made from time to time, which Awards cannot exceed such limitations:

- RESTRICTED STOCK AND OTHER EQUITY-BASED AWARDS--No more than 5,000,000 Shares may be issued in the form of Restricted Stock (including Shares issued in connection with Long-Term Performance Bonuses or as stand-alone Restricted Stock Awards) and Other Equity-Based Awards, of which no more than 1,000,000 Shares may be issued in the form of Restricted Stock and Other Equity-Based Awards to any one Participant during any fiscal year of the Company.

- STOCK OPTIONS--No more than 20,000,000 Shares may be issued under grants of Incentive Stock Options during the term of the 2002 Incentive Plan. No more than 2,000,000 Shares may be granted in the form of Stock Options (in whatever form) to any one Participant during any fiscal year of the Company.

- ANNUAL PARTICIPANT LIMITATION--No more than an aggregate of 3,000,000 Shares may be awarded in any form to any one Participant during any fiscal year of the Company.

ADJUSTMENTS. The maximum number or kind of Shares available for issuance under the 2002 Incentive Plan, the individual and aggregate maximum that may be issued under each form of Award, the number of Shares underlying outstanding Awards and the Exercise Price applicable to outstanding Stock Options may be adjusted by the Compensation Committee, in its discretion, if the Compensation Committee determines that, because of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, such adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2002 Incentive Plan.

AMENDMENT AND TERMINATION. The 2002 Incentive Plan may be amended or terminated by the Company's Board of Directors at any time without stockholder approval, except that any amendment that either increases the aggregate number of Shares that may be issued under the 2002 Incentive Plan, decreases the Exercise Price at which Stock Options may be granted or materially modifies the eligibility requirements for participation in the 2002 Incentive Plan requires stockholder approval before it can be effective. No amendment of the 2002 Incentive Plan will adversely affect any right of any Participant with respect to any outstanding Award without the Participant's written consent. If not earlier terminated by the Company's Board of Directors, the 2002 Incentive Plan will automatically terminate on the 10-year anniversary of the Company's 2002 Annual Meeting. No Awards may be granted under the 2002 Incentive Plan after it is terminated, but any previously granted Awards will remain in effect until they expire.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

      The following is a brief summary of the principal United States Federal income tax consequences of Awards and transactions under the 2002 Incentive Plan, based on advice received from counsel to the Company regarding current United States Federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

ANNUAL PERFORMANCE BONUSES. A Participant will recognize compensation income on receipt of an Annual Performance Bonus paid in cash in the year of such payment.

LONG-TERM PERFORMANCE BONUSES; RESTRICTED STOCK. To the extent a Long-Term Performance Bonus is paid in Restricted Stock, or to the extent an Award of Restricted Stock becomes payable, a Participant will not recognize any income at the time such Restricted Stock is paid. In the year in which Shares of Restricted Stock are no longer subject to a substantial risk of forfeiture (i.e., in the year that the Shares vest), the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the date of vesting over the amount, if any, the Participant paid for the Shares. A Participant may, however, elect within 30 days after receiving Restricted Stock to recognize ordinary income in the year of receipt instead of the year of vesting. If such an election is made, the amount of income recognized by the Participant will be equal to the excess of the fair market value of the Shares on the date of receipt over the amount, if any, the Participant paid for the Shares. Payroll taxes are required to be withheld from the Participant on the amount of ordinary income recognized by the Participant. The Company will be entitled to a deduction at the same time and in the same amount as the Participant recognizes income.

NONQUALIFIED STOCK OPTIONS. A Participant will not recognize any income at the time a Nonqualified Stock Option is granted, nor will the Company be entitled to a deduction at that time. When a Nonqualified Stock Option is exercised, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares to which the option exercise pertains on the date of exercise over the Exercise Price. Payroll taxes are required to be withheld from the Participant on the amount of ordinary income recognized by the Participant. The Company will be entitled to a tax deduction with respect to a Nonqualified Stock Option at the same time and in the same amount as the Participant recognizes income. The Participant's tax basis in any Shares acquired by exercise of a Nonqualified Stock Option will be equal to the Exercise Price paid plus the amount of ordinary income recognized.

      Upon a sale of the Shares received by a Participant upon the exercise of a Nonqualified Stock Option, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the how long the Participant held such Shares prior to sale. The Participant's holding period for Shares acquired pursuant to the exercise of a Nonqualified Stock Option begins on the date of exercise.

INCENTIVE STOCK OPTIONS ("ISOs"). A Participant will not recognize any income at the time an ISO is granted. Nor will a Participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the Shares on the date of exercise over the Exercise Price paid will be a preference item that could create an alternate minimum tax liability. If a Participant disposes of the Shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the "holding period"), the gain (i.e., the excess of the proceeds received on sale over the Exercise Price paid), if any, will be long-term capital gain eligible for favorable tax rates. If the Participant disposes of the Shares prior to the end of the holding period, the disposition is a "disqualifying disposition," and the Participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the lesser of (i) the fair market value of the Shares on the date of exercise or (ii) the amount received for the Shares, over the Exercise Price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss depending on how long the Shares were held by the Participant prior to disposition.

      The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If a Participant recognizes ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the Participant recognizes ordinary income.

CODE SECTION 162(m). With certain exceptions, Section 162(m) of the Code limits the Company's deduction for compensation in excess of $1,000,000 paid to covered employees (referred to in the 2002

Incentive Plan as "Key Employees"). However, compensation paid to such Key Employees will not be subject to such deduction limitation if it is considered "qualified performance-based compensation" (within the meaning of Section 162(m) of the Code). If stockholder approval of the 2002 Incentive Plan is obtained, the Company believes that all Annual Performance Bonuses, Long-Term Performance Bonuses, Restricted Stock and Stock Options awarded to Key Employees under the 2002 Incentive Plan will meet the requirements of "qualified performance-based compensation" and, therefore, will be deductible by the Company for Federal income tax purposes.

NEW PLAN BENEFITS

      As of the date of this Proxy Statement, no Awards have been made under the 2002 Incentive Plan. On June 21, 2002, however, the Compensation Committee determined that Key Employees would be eligible to receive Annual Performance Bonuses and Long-Term Performance Bonuses with respect to the Company's fiscal year ending on March 31, 2003 (the "2003 Performance Cycle") and established in writing the Performance Measures, target Performance Bonuses and formulas for computing the percentage of the target Performance Bonuses that would be payable to each such Key Employee for the 2003 Performance
Cycle upon attainment of various levels of applicable Performance Measures for each form of Performance Bonus. The actual amount of any 2003 Annual Performance Bonus and Long-Term Performance Bonus are not presently determinable as such amounts are dependent on level of attainment of the applicable Performance Measures as of the end of the 2003 Performance Cycle and the ability of the Compensation Committee, in its discretion, to reduce the amount of such Bonuses.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2002 INCENTIVE PLAN

      PROPOSAL 3-- APPROVAL OF THE COMPUTER ASSOCIATES INTERNATIONAL, INC.
                2002 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

     The Company's stockholders will be asked to consider and vote on a proposal to approve the Company's 2002 Compensation Plan for Non-Employee Directors (the "2002 Non-Employee Directors Plan" or "Plan"). The 2002 Non-Employee Directors Plan is intended to replace the Company's 1993 Plan and 1996 Plan, both of which have been terminated by the Board, subject to the stockholders' approval of the Plan. The 2002 Non-Employee Directors Plan reserves for issuance under the Plan 650,000 Shares.

     The 2002 Non-Employee Directors Plan was adopted by the Board of Directors, subject to the approval of stockholders. If the stockholders approve the Plan, it will be effective as of July 1, 2002. If stockholders do not approve the Plan, the Plan will be rescinded, and the 1993 Plan and 1996 Plan will remain in effect.

     The purpose of the 2002 Non-Employee Directors Plan is to attract and retain the services of knowledgeable independent directors of the Company and to provide an incentive for such directors to increase their proprietary interests in the Company's long-term success and progress. To accomplish these objectives, the Plan provides for the deferred payment of Director Fees in Shares and the automatic grant of Stock Options on an annual basis.

     The following is a summary of the material terms and provisions of the 2002 Non-Employee Directors Plan and of certain tax effects of participation in the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Exhibit C.

Any capitalized terms that are used but not defined in this summary have meaning as defined in the Plan.

DESCRIPTION OF THE 2002 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

PLAN ADMINISTRATION. The 2002 Non-Employee Directors Plan will be administered by the Compensation Committee, which will have discretion and authority under the Plan to (1) interpret the Plan; (2) prescribe, amend and rescind rules and regulations regarding the Plan; (3) make such adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan, or that underlie any Stock Deferral or Stock Option under the Plan, in the event of certain corporate events) as may be appropriate in accordance with the Plan's adjustment provisions, see "Adjustments" below; and (4) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

ELIGIBILITY. Each member of the Board (whether elected or appointed) who is not also an employee of the Company or any of its consolidated subsidiaries is eligible to receive annual Director Fees and automatic annual grants of Stock Options under the 2002 Non-Employee Directors Plan. No Director Fees will be payable under the 2002 Non-Employee Directors Plan in respect of any Director Service Year (defined under the Plan as the period between the Company's
Annual Meetings) in which the Director either (i) is a party to a separately compensated consulting arrangement with the Company, (ii) fails to attend at least 80% of the Board or committee meetings or (iii) maintains a paid directorship or paid advisory position with any organization in which another Director of the Company is an executive officer. For purposes of determining eligibility under the Plan, an individual who is elected to the Board at the Company's Annual Meeting for a given year, shall be deemed to be an Eligible Director for that year. Currently there are eight Directors who would be eligible for Director Fees and Stock Option grants under the Plan.

DIRECTOR FEES. Under the 2002 Non-Employee Directors Plan, the annual Director Fees for the succeeding 12-month period shall be established by a majority vote of the Board at its annual meeting. Eligible Directors will be paid their Director Fees exclusively under the Plan, subject to the following terms and conditions:

     -    FORM OF PAYMENT. Director Fees shall be payable exclusively in Shares.

     - AUTOMATIC DEFERRAL. All Director Fees that are payable to an Eligible Director shall automatically be credited as a Stock Deferral to an unfunded and unsecured Deferred Stock Compensation Account established under the Plan in the name of the Eligible Director. The amount of the Stock Deferral will be determined based on the amount of the Director Fees so deferred and the Fair Market Value of a Share on the day of each year's Annual Meeting, beginning with the 2002 Annual Meeting.

     - DIVIDEND CREDITS. An Eligible Director's Deferred Stock Compensation Account will be credited with additional Stock Deferrals reflecting dividends or other distributions payable to Company stockholders generally.

     - PAYMENT OF STOCK DEFERRALS. Generally, amounts credited to an Eligible Director's Deferred Stock Compensation Account will be settled in Shares in one lump sum payment on the January 2 (or if January 2, is not a business day, on the next succeeding business day) of the calendar year following the Director Service Year in which the Eligible Director ceases to be a member of the Board for any reason (the "Payment Commencement Date"). Eligible Directors may, however, elect to receive payment of their Deferred Stock Compensation Accounts in up to 10 annual installments, commencing on the Payment Commencement Date. If an Eligible Director dies before complete payment of amounts credited to his or her

          Deferred Stock Compensation Account, any remaining Share payments will be made to the Director's designated beneficiary.

     - HARDSHIP WITHDRAWALS. At the discretion of the Board, the Board may permit early withdrawals of amounts credited to an Eligible Director's Deferred Stock Compensation Account if the Director or his or her representative provides evidence satisfactory to the Board that such early withdrawal is needed to meet an unforeseen financial hardship.

STOCK OPTIONS. If the 2002 Non-Employee Directors Plan is approved by stockholders, on the day of each Annual Meeting, beginning with the 2002 Annual Meeting, each Eligible Director will receive an automatic grant of Stock Options to purchase 6,750 Shares, subject to adjustments described below. Stock
Options granted under the Plan are subject to the following terms and conditions, although the Compensation Committee can determine, in its discretion, that additional terms and conditions will apply to a particular Stock Option:

     - EXERCISE PRICE--The Exercise Price for each Share subject to a Stock Option will be the grant date Fair Market Value of a Share, which is defined under the Plan as the closing sales price of a Share as reported on the New York Stock Exchange (or any other reporting system selected by the Compensation Committee, in its sole discretion) on the date of grant or, if no sale of Shares is reported on such date, on the next preceding day on which there were sales of Shares reported.

     - NO REPRICING--The Plan contains a prohibition against decreasing the Exercise Price of a Stock Option after grant (other than in connection with permitted Plan adjustments, see "Adjustments" below), unless stockholder approval of the repricing is obtained.

     - VESTING--Stock Options granted under the Plan shall fully vest and become exercisable on the day before the date of the next succeeding Annual Meeting after the date of grant, although Stock Options will immediately vest upon the death or Disability of an optionee, or upon a Change in Control, as defined in the Plan.

     - TERM--Stock Options will automatically lapse 10 years after the date of grant.

     - FORFEITURE OF OPTIONS--Stock Options that have not vested as of the date an optionee ceases to be a Director, for any reason other than death, Disability or Change in Control, will immediately terminate as of such events; and, all Stock Options (whether vested or unvested) will immediately terminate if the optionee is removed from the Board for cause.

     - POST-MEMBERSHIP EXERCISE--Stock Options that have not lapsed or been forfeited must be exercised, if at all, within 12 months after the optionee ceases, for any reason, to be a member of the Board.

     - PAYMENT OF EXERCISE PRICE--Payment of the Exercise Price may be made in cash, check, wire transfer, or money order, or by (i) tendering to the Company Shares owned by the optionee for at least six months having a Fair Market Value on the date of delivery equal to the Exercise Price, (ii) delivering irrevocable instructions to a broker to deliver to the Company a portion of sale or loan proceeds with respect to Shares equal to the Exercise Price, or (iii) any combination of the above methods.

     - TRANSFER RESTRICTION--Generally, Stock Options granted under the Plan may not be transferred by an optionee other than by will or the laws of descent and distribution and may be exercised only by the optionee, unless the Participant is deceased. An Option Agreement may, however, provide that, subject to the written consent of the Compensation Committee, an optionee may transfer a Stock Option to a family member, a trust for the benefit of a family member and to certain family partnerships. Any Stock Option so transferred will be subject to the same terms and conditions of the original grant and may be exercised by the transferee only to the extent the Stock Option would have been exercisable by the optionee had no transfer occurred.

OFFSET AWARDS. The 2002 Non-Employee Directors Plan provides for annual Offset Awards for any Eligible Director who is limited or precluded by applicable federal, state or local regulations from receiving Stock Options under 2002 Non-Employee Directors Plan. Assuming that an affected Eligible Director meets the eligibility requirements (described above) for entitlement to Director Fees under the Plan, the Offset Award will consist of a Stock Deferral to such Eligible Director's Deferred Stock Compensation Account in respect of a number of Shares with a Fair Market Value equal to the economic value to the foregone Stock Options (computed using a Black-Scholes or similar methodology, as determined by the Compensation Committee, excluding any affected Directors).

SHARES AVAILABLE FOR ISSUANCE. The maximum number of Shares that may be issued under the 2002 Non-Employee Directors Plan is 650,000, subject to adjustment as provided under the terms of the Plan, see "Adjustments" below.

      Shares issuable under the 2002 Non-Employee Directors Plan may consist of authorized but unissued Shares or Shares held in the Company's treasury. In determining the number of Shares that remain available under the Plan, any Shares underlying Stock Options that terminate by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or are settled in cash in lieu of Shares, will be available for future awards under the Plan. Also, if Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, such Shares will be available for future awards under the Plan.

ADJUSTMENTS. The maximum number or kind of Shares available for issuance under the 2002 Non-Employee Directors Plan, or in the number or kind of Shares payable in connection with Director Fees or subject to an existing Stock Deferral or an outstanding Stock Option, and the Exercise Price applicable to outstanding Stock Options may be adjusted by the Compensation Committee, in its discretion, if the Compensation Committee determines that, because of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, such adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

AMENDMENT AND TERMINATION. The 2002 Non-Employee Directors Plan may be amended or terminated by the Company's Board of Directors at any time without stockholder approval, except that any amendment that either increases the aggregate number of Shares that may be issued under the Plan, decreases the Exercise Price at which Stock Options may be granted or materially modifies the eligibility requirements for participation in the Plan requires stockholder approval before it can be effective. No amendment of the Plan will adversely affect any right of any Eligible Director with respect to (i) any Stock Deferral theretofore credited to such Eligible Director's Deferred Stock Compensation Account or (ii) any outstanding Stock Option, without such Eligible Director's written consent. If not earlier terminated by the Company's Board of Directors, the Plan will automatically terminate on the 10-year anniversary of the 2002 Annual Meeting. No Director Fees may be paid, Stock Deferrals credited or Stock Options granted under the Plan after it is terminated, but any previously credited Stock Deferrals or previously granted Stock Options will remain in effect until they are paid in full or expire.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

         The following is a brief summary of the principal United States Federal income tax consequences of Director Fees, Stock Deferrals and Stock Options under the Plan, based on advice received from counsel to the Company regarding current United States Federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

DIRECTOR FEES AND STOCK DEFERRALS. An Eligible Director will not recognize any income at the time Director Fees are credited as Stock Deferrals to such Eligible Director's Deferred Stock Compensation Account or at the time additional Stock Deferrals are credited to such Account in connection with dividend or distribution payments. When the Eligible Director is ultimately issued Shares in payment of amounts credited to his of her Deferred Stock Compensation Account, the Eligible Director will recognize ordinary income in an amount equal to the Fair Market Value of the Shares on the date of issuance. The Company will be entitled to a tax deduction at the same time and in the same amount as the Eligible Director recognizes income. The Director's tax basis in any Shares acquired as payment of amounts credited to his or her Deferred Stock Compensation Account will be equal to the amount of ordinary income recognized.

         Upon a sale of the Shares received by an Eligible Director as payment of his or her Deferred Stock Compensation Account, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the how long the Director held such Shares prior to sale. The Director's holding period for Shares so acquired begins on the date the Shares are issued to the Director.

STOCK OPTIONS. All Stock Options granted under the 2002 Non-Employee Directors Plan will be nonqualified stock options. An optionee will not recognize any income at the time a Stock Option is granted, nor will the Company be entitled to a deduction at that time. When a Stock Option is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Shares to which the option exercise pertains on the date of exercise over the Exercise Price. The Company will be entitled to a tax deduction with respect to a Stock Option at the same time and in the same amount as the optionee recognizes income. The optionee's tax basis in any Shares acquired by exercise of a Stock Option will be equal to the Exercise Price paid plus the amount of ordinary income recognized.

         Upon a sale of the Shares received by an optionee upon the exercise of a Stock Option, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the how long the optionee held such Shares prior to sale. The optionee's holding period for Shares acquired pursuant to the exercise of a Stock Option begins on the date of exercise.

NEW PLAN BENEFITS

         As of the date of this Proxy Statement, no awards have been made under the 2002 Non-Employee Directors Plan. The number of Shares to be credited to Deferred Stock Compensation Accounts of directors as Director Fees for the forthcoming year and the exercise price of the Stock Options to be awarded each director are presently not determinable as they are dependent on the Fair Market Value of the Common Stock on the date of the 2002 Annual Meeting. Eligible Directors would each have been credited with a Stock Deferral to their Deferred Stock Compensation Accounts in respect of 1,385 Shares had the Plan been in effect for the Company's fiscal year ended March 31, 2002. This amount reflects Director Fees of $45,000 (payable in Shares) and a per Share Fair Market Value on August 29, 2001 (the day of the 2001 Annual Meeting) of $32.48. Eligible Directors would also each have received an automatic annual Stock Option grant to purchase 6,750 Shares at an Exercise Price of $32.48.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2002 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Although the By-Laws of the Company do not require the submission of the selection of independent auditors to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent auditors be ratified by the stockholders. KPMG LLP was the independent auditor for the Company for the 2002, 2001 and 2000 fiscal years and has been appointed to serve in that capacity for the 2003 fiscal year.

     A representative of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

     In the event that the stockholders fail to ratify the appointment of KPMG LLP, the Board of Directors will reconsider its selection of the firm as the Company's independent auditors for the year ending March 31, 2003.

AUDIT FEES

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2002, including statutory audits, and for review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal year 2002 were approximately $1,874,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for financial information systems and implementation services provided by KPMG LLP for the fiscal year ended March 31, 2002.

ALL OTHER FEES

     The aggregate fees billed for services rendered by KPMG LLP, other than those described above, for the fiscal year ended March 31, 2002 were approximately $1,114,000.

     The Audit Committee has considered whether the provision of the services, other than those in connection with the audit, is compatible with maintaining the independence of KPMG LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             STOCK PERFORMANCE GRAPH

     The following graph compares cumulative total return of the Common Stock (using the closing price on the NYSE at March 28, 2002, the last trading day of the Company's 2002 fiscal year, of $21.89) with the Standard & Poor's Systems Software Index* and the Standard & Poor's 500 Index during the fiscal years 1998 through 2002 assuming the investment of $100 on March 31, 1997 and the reinvestment of dividends. The Company now uses the S&P Systems Software Index as the published industry index instead of the S&P Computer Software Services Index, which was previously used but is no longer published.

                                     [GRAPH]

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
           (Among Computer Associates International, Inc., S&P Systems
                       Software Index, and S&P 500 Index)

                                TOTAL RETURN DATA

                                   3/31/97     3/31/98      3/31/99      3/31/00      3/31/01     3/31/02
                                   -------     -------      -------      -------      -------     -------
Computer Associates
  International, Inc.                100         223          138          229          106          85

S&P Systems Software Index           100         183          305          473          223         231

S&P 500 Index                        100         148          175          207          162         162

* The Standard & Poor's Systems Software Index is composed of the following companies:

     Adobe Systems, Inc                         Novell, Inc.
     BMC Software, Inc.                         Oracle Corporation
     Computer Associates International, Inc.    Veritas Software Corporation
     Microsoft Corporation

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own beneficially more than 10% of a registered class of the Company's equity securities (a "10% stockholder"), to file with the SEC and the NYSE initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company ("Section 16(a) Reports"). Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Reports they file.

     Based solely on its review of such copies of Section 16(a) Reports received by it, or written representations from each reporting person for the fiscal year ended March 31, 2002, the Company believes that except as described below, each of its executive officers, directors and 10% stockholders complied with all applicable filing requirements.

     The Company has determined that the deferred stock compensation accounts maintained for each of the Company's directors who is a participant in the 1996 Plan are "derivative securities" that are reportable by the non-employee directors under Section 16(a) of the Exchange Act. Each participating director properly reported on his or her Form 5 for fiscal year 2002 both deferrals and dividend credits under the 1996 Plan that occurred in fiscal 2002. The following directors did not report transactions under the 1996 Plan for the years indicated (in each case there were three transactions per year):
Shirley Strum Kenny 1997-2001; Roel Pieper 2000-2001; Alfonse M. D'Amato 2000-2001; Willem F.P. deVogel 1997-2001; Richard Grasso 1997-2001.

                              CERTAIN TRANSACTIONS

     During the fiscal year ended March 31, 2002, the Company retained the law firm of Wang & Wang, in which Charles B. Wang's brother, Francis S. L. Wang, is a member, to perform legal services for the Company. Wang & Wang, which represented the Company in connection with a number of matters involving protection of intellectual property rights, joint ventures and litigation, rendered services in fiscal year 2002 in the amount of $829,741.

     Charles B. Wang and Sanjay Kumar are the owners of the New York Islanders, a National Hockey League club, and Messrs. Wang, Kumar and Artzt are owners of the New York Dragons, an arena football team. In fiscal 2002, the Company paid the two organizations a total of $422,066 for the rental of a corporate suite and the purchase of advertising. The Company expects to purchase similar services from the Islanders and Dragons in fiscal 2003. These expenditures are consistent with the Company's overall marketing plan and with amounts charged to comparable third parties.

     The Company paid Walter P. Schuetze $100,584 in fees and travel related expenses in fiscal 2002 for financial related consulting services. Mr. Schuetze ceased to be a consultant for the Company when he joined the Board of Directors.

     In the opinion of management, the aforementioned services were fair and reasonable and as favorable to the Company as those which could have been obtained from other third parties.

                            ADVANCE NOTICE PROCEDURES

     Under the Company's By-Laws, nominations for a director at the Company's annual meeting may be made only by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to the principal executive offices of the Company (containing certain information specified in the By-Laws) (i) not less than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) if the meeting date is changed by more than 30 days from such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier. Accordingly, the deadline for nominating directors at the 2003 Annual Meeting will be June 29, 2003 (unless the date of the meeting is changed by more than 30 days).

     The By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at such meeting who has delivered notice to the principal executive offices of the Company (containing certain information specified in the By-Laws) (i) not less than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) if the meeting date is changed by more than thirty days from such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier. Accordingly, the deadline for stockholder notification of business to be brought before the 2003 Annual Meeting will be June 29, 2003 (unless the date of the meeting is changed by more than 30 days).

     A copy of the full text of the By-Laws provisions discussed above may be obtained by writing to the Secretary of the Company at the Company's World Headquarters, One Computer Associates Plaza, Islandia, NY 11749.

                              STOCKHOLDER PROPOSALS

     The submission deadline for stockholder proposals for consideration for inclusion in proxy materials for the 2003 Annual Meeting is March [ ], 2003. All such proposals must be received by the Secretary of the Company at the Company's World Headquarters.




                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated. Therefore, whether or not you expect to attend the meeting, please either vote by telephone or sign and date your proxy and return it in the enclosed postage paid envelope.

                                  HOUSEHOLDING

     If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding". If you receive a householding communication, your broker will send one copy of the Company's 2002 Proxy Statement and Annual Report for fiscal year 2002 to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, please contact your broker.

     You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to the Investor Relations department, One Computer Associates Plaza, Islandia, NY 11749. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to Computer Associates International, Inc., Investor Relations, One Computer Associates Plaza, Islandia, NY 11749 or contact Investor Relations at 631-342-6000.

                                       By Order of the Board of Directors

                                       Michael A. McElroy
                                       Senior Vice President and Secretary

Dated: July [  ], 2002
Islandia, New York

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING. SUCH REQUESTS SHOULD BE ADDRESSED
TO:

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                      ATTN.: INVESTOR RELATIONS DEPARTMENT
             ONE COMPUTER ASSOCIATES PLAZA, ISLANDIA, NEW YORK 11749

      THE ANNUAL REPORT ON FORM 10-K MAY ALSO BE OBTAINED VIA THE INTERNET
                              (WWW.CA.COM/INVEST).

                                                                       EXHIBIT A

                         CORPORATE GOVERNANCE PRINCIPLES

     PURPOSE AND NATURE OF PRINCIPLES

     These principles have been adopted by a Board resolution on May 14, 2002 and revised on July 11, 2002 as a definitive statement of how the Board will conduct its affairs in the governance of Computer Associates. These principles are consistent with the Company's by-laws. They will be reviewed and modified by the Board as needed upon the recommendation of its Corporate Governance Committee.

     BOARD'S GOALS AND RESPONSIBILITIES

     The Board's purpose is to build long-term value for Computer Associates' stockholders and to assure the vitality of the company for its owners, employees and the many other individuals and organizations who depend on the Company. Because of the company's great dependence on its highly talented employees, the Board recognizes a special responsibility to assure the health of these human assets.

     To achieve these goals the Board will monitor both the performance of the Company (in relation to its goals, strategy and competitors) and the performance of the CEO, and offer him or her constructive advice and feedback. The Board is also responsible for assuring that the Company's management and employees operate in a legal and ethically responsible manner. When it is appropriate or necessary, it is the Board's responsibility to remove the CEO and to select his or her successor.

     BOARD MEETINGS

     The Board holds 5 regular meetings each year in January, May, July, August and October. The August meeting is the annual meeting, held immediately after the annual meeting of stockholders. Each Board meeting may begin with a dinner the evening before the formal Board meeting, giving the directors a chance to interact informally. Committee meetings will be held either before or after the Board meeting. Generally, meetings will end in the early afternoon.

     In addition to the regular Board meetings, the Board may hold special meetings by telephone or in person at the request of the Chairman, CEO, Secretary or any two directors. The Committees of the Board will also, from time to time, have special meetings by telephone or in person at the request of the Chairperson of the Committee.

     The agenda for each Board meeting will be formulated by the Chairman and CEO and will be distributed to directors in advance. In addition to the specific items to be discussed at each Board meeting, a portion of each regular meeting will be devoted to the topics indicated in the annual calendar.

ANNUAL CALENDAR

     May Chief Executive Officer evaluation discussion and feedback; Board effectiveness self-evaluation

     July      Review of operations

     August Annual meeting; Board organization and mid-year review of Company performance

     October   Human resources and succession planning review

     January   Strategy review and approval; Approval of major budget objectives

     BOARD SIZE AND COMPOSITION

     The normal size of the Board is 12 directors, no more than three of whom shall be members of management. The Board may resolve to enlarge or reduce its size. Non-management directors must meet the NYSE definition of independence. The independent directors shall be selected and nominated for election by the stockholders so that the Board as a whole has the mix of experience and skills that will enable the directors to carry out the aforementioned responsibilities in the most effective manner possible. It is the responsibility of the Corporate Governance Committee to review the company's current situation and the membership of the Board and make recommendations for any changes in the Board's mix of members (see below).

     Expectation of Directors

     It is expected that all Computer Associates directors will demonstrate the following qualities:

     -    Regular attendance at Board meetings
     -    Independence and integrity
     -    An understanding of Computer Associates' businesses
     - Attentive, objective and unstructured participation in Board and committee discussions
     -    Understanding of information distributed in advance of Board meetings
     - Availability to the CEO and other members of senior management for advice and counsel

     BOARD LEADERSHIP

     The Board must have leadership for the independent directors. When both the Chairman and CEO are members of management, whether currently or previously, the independent directors shall elect annually, from among themselves, a lead independent director. The duties of the lead independent director shall be to chair discussions among the independent directors, to facilitate their communication with each other and management, and to be the spokesperson on behalf of the independent directors in matters dealing with the press and public when called upon. The existence of this position is not intended in any way to inhibit discussions among the directors or between any of them and the Chief Executive Officer.

     BOARD COMMITTEES

     - Corporate Operations Committee
     - Audit Committee
     - Corporate Governance Committee
     - Compensation and Human Resource Committee

     The chair and members of each committee shall be determined by the Corporate Governance Committee after discussion with the Chairman and CEO. Normally these assignments are rotated every three years. The respective Charters of these committees, which outline each committee's specific responsibilities, are attached at the end of these principles.

     BOARD ACTIVITIES

     ROLE IN STRATEGY. Normally it is management's job to formalize, propose and implement strategic choices and the Board's role to approve strategic direction and evaluate strategic results. However, as a practical matter, the Board and management will be better able to carry out their respective strategic responsibilities if there is an ongoing dialogue among the CEO, other members of top management and other Board members. To facilitate such discussions, members of senior management who are not directors may be invited to participate in Board meetings when strategic issues are to be discussed. While the January meeting will be designated for such discussions, such discussions may occur at other meetings as needed.

     The Board may, in the course of its work:

     -    Approve the annual budget
     -    Approve material capital expenditures
     -    Approve changes in the Company's capital structure
     -    Approve entry into a new line of business
     -    Approve material acquisitions and divestitures

Such actions represent concrete decisions changing the strategic direction of the Company.

     ROLE IN MANAGEMENT DEVELOPMENT AND SUCCESSION. In addition to its duties related to compensation, the Compensation and Human Resource Committee will consult on an ongoing basis with the CEO to keep abreast of management succession issues and management development activities. The committee will keep the Board apprised of these discussions. At the October meeting, the CEO and the committee will review these matters in detail with the full Board. This should include a review of the performance and advancement potential of senior executives, succession plans for each, and especially for the CEO.

     CEO EVALUATION. The Board will provide the CEO with an annual performance review for the prior year at the May meeting. The following steps will be utilized to carry out this review:

     - The CEO will develop a self-evaluation at the end of the fiscal year and provide this to the Board, either orally or in writing.

     - With this information at hand, each independent director will provide his or her assessment of the CEO's performance in writing to the Corporate Governance Committee. These assessments should include the director's appraisal of:

               - The Company's performance and the CEO's contribution to it, both compared to competitors and the company's own strategic goals

               - Achievement of personal goals set by the CEO for the year, as part of his/her self-evaluation

               -    Other aspects of the CEO's performance which seem relevant

     The Corporate Governance Committee will synthesize this feedback and report this summary to the independent directors in executive session at the May meeting. After agreement by the directors to the evaluation, the chairs of the Board's committees will meet with the CEO to discuss the Board's assessment. The CEO may then take the opportunity to discuss his reaction to the evaluation with the independent directors.

     In addition to the CEO evaluation, the independent members of the Board shall develop a self-evaluation assessment of the Board's performance as a whole at the end of each fiscal year. The Board shall review this assessment at the May meeting.

     EXECUTIVE SESSION OF THE BOARD. From time to time the independent directors may wish to have discussions without management directors present. Such sessions are a normal part of the Board's activities and will be chaired by the lead director.

     BOARD INFORMATION. The agenda for each meeting, along with the information needed for discussion, will be sent to the directors in sufficient time prior to the meeting so the directors may review it. Directors may request that items be added to the agenda and may also ask for additional information relevant to any matter before the Board.

     DIRECTOR COMPENSATION

     Each independent director shall receive annual compensation to be paid in the form of a combination of stock and stock options. Compensation will be paid in this manner in order to align director incentives with shareholder interests.

     The annual stock award for each independent director is paid in common stock and credited to the director's deferred stock compensation account. Deferred shares would be paid upon retirement from the Board. Each independent director also is awarded an option to acquire shares of common stock per year.

     Any change in director compensation, either in form or amount, will be recommended by the Corporate Governance Committee based on a review of the Board's activities and the compensation paid to directors of similar companies.

     Each independent director is expected to serve on at least two committees of the Board.

     Compensation for the independent directors may be changed from time to time in order to attract and retain qualified independent directors provided that such change is competitive with the company's peer group and is consistent with corporate governance objectives. The entire Board must approve any change in director compensation.

     Employee directors are not eligible for any director compensation.

     DIRECTOR TERMS AND RETIREMENT

     Directors are elected for one-year terms. Independent directors normally serve until the annual meeting after their 75th birthday and for a maximum of eight years. The Board upon a majority vote may re-nominate a director to serve longer than eight years or after attainment of age 75 if they believe circumstances warrant this. If directors change their principal occupation, they must so inform the Corporate Governance Committee, which then has the responsibility to determine if this change will negatively impact the director's time commitment or independence. If such a determination is made, the director will be asked to resign or will not be re-nominated.

                               COMMITTEE CHARTERS

     AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of Computer Associates International, Inc. (the "Company") has established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described below.

     COMPOSITION. The Committee and its members shall meet the requirements of the New York Stock Exchange (the "NYSE"). The Committee comprises three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall appoint one of the members Committee chairperson. Such appointment will be for a one-year term and will be ratified by the full Board. Each Committee member must be, or must become within a reasonable period of time after appointment, "financially literate," which qualification shall be determined by the Board. In addition, at least one Committee member shall have accounting or related financial management expertise.

     AUTHORITY. The Committee may at its own initiative or at the request of the Board investigate any activity of the Company. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

     RESPONSIBILITY. The Committee is to serve as a focal point for communication between non-Committee directors, the independent auditors, the Company's internal audit department, and the Company's management as their duties relate to financial accounting, reporting, and controls. The Committee is to assist the Board in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and all subsidiaries, and the sufficiency of auditing relative thereto. The Committee is the Board's principal agent in assuring the independence of the Company's independent auditors, the integrity of financial management, and the adequacy of financial disclosures to stockholders. However, the opportunity for the independent auditors to meet with individual directors or the entire Board of Directors, as needed, is not to be restricted.

     The Company's independent auditors are ultimately accountable to the Committee and the Board. The Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Company's independent auditors (or to nominate the independent auditor to be proposed for any shareholder approval in the Company's proxy statement).

     MEETINGS. The Committee is to meet at least three times per fiscal year, and as many additional times as the Committee deems necessary.

     ATTENDANCE. A majority of the members of the Committee must be present at all Committee meetings and every effort should be made to hold meetings with all members present. As necessary or desirable, the chairperson may request that members of management, the manager of internal audit, and representatives of the independent auditors be present at meetings of the Committee.

     MINUTES. Minutes of each Committee meeting are to be prepared summarizing the matters discussed.

     SPECIFIC DUTIES.

The Committee is to:

1. Inform the independent auditors and management that the independent auditors and the members of the Committee may communicate with each other at any time.

2. Review with the Company's management, independent auditors, and manager of internal audit, the Company's policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

3. Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements and make, or cause to be made, all necessary inquiries of management and the independent auditors concerning established standards of corporate conduct and performance and any deviations therefrom.

4. Review the adequacy and scope of the annual internal audit plan with the manager of internal audit as well as the independent auditors.

5. Review, prior to the annual audit, the scope and general extent of the independent auditor's audit examinations. The auditor's fees are to be arranged with management and annually summarized for Committee review and approval.

6. Review with management the extent of nonaudit services planned to be provided by the independent auditors in relation to the objectivity needed in the audit.

7. Review with management and the independent auditors, upon completion of their audit, financial results at year end prior to filing or distribution.

8. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and also inquire of the independent auditors whether there have been any disagreements with management, which if not satisfactorily resolved would have caused the independent auditors to issue a non-standard report on the Company's financial statements. Elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

9. Discuss with the independent auditors and management the quality of the Company's financial and accounting personnel and any relevant recommendations the independent auditors may have.

10. Discuss any significant changes to the Company's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61, as amended.

11. Review and reassess the adequacy of this Charter at least annually and submit this Charter to the Board of Directors for approval and have this Charter published at least every three years in accordance with SEC regulations.

12. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company, actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and recommend that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

13. Recommend to the Board the retention or replacement of the independent auditors.

14. Apprise the Board, as necessary, through minutes and special presentations of significant developments in the course of performing the above duties.

15. Annually prepare a report to shareholders as required by the SEC for inclusion in the Company's annual proxy statement.

16. Recommend to the Board any appropriate extensions or changes in the duties of the Committee.

     CORPORATE OPERATIONS COMMITTEE CHARTER

     MEMBERSHIP. The Committee will be made up of the Chief Executive Officer and at least two other directors, one of whom will be an independent director.

     RESPONSIBILITY. The Committee is authorized to approve capital expenditures at levels up to the maximum amount of the Committee's authority as determined by the Board from time to time. Any decisions made by the Committee will be reported to the full Board and ratified at its next meeting.

     CORPORATE GOVERNANCE COMMITTEE CHARTER

     MEMBERSHIP. The Committee will be composed of at least three independent directors, one of whom will serve as chair.

     MEETINGS. The Committee will meet at least three times a year.

     RESPONSIBILITY.

  - The Committee is responsible for overseeing the composition and size of the Board. This includes:

          - Reviewing the skills and competencies the Board needs, and comparing this to the existing membership

          - Searching for new directors as needed who have the requisite skills and recommending candidates to the full Board for nomination

          - Reviewing the slate of directors who are to be re-nominated to assure that they are meeting the Board's expectations of them

          -    Reviewing directors who have a change in their primary careers

  -  Coordinate and summarize the CEO evaluation process

  - Annually review committee chairs and membership and recommend any changes to the full Board

  -  As necessary, review the role of Lead Director and recommend any change

  - At least bi-annually review the actual functioning of the Board based on the views of its members and recommend any changes in these principles and the Board's practices

  - The chair and members of each committee shall be decided by the Corporate Governance Committee after discussion with the Chairman and CEO. Normally these assignments are rotated every three years.

     In all these matters the Committee will consult with the CEO, and other Board members, to assure that its decisions are consistent with the sound relationship between the Board and management and among the directors.

     COMPENSATION AND HUMAN RESOURCE COMMITTEE CHARTER

     MEMBERSHIP. The Committee will be composed of at least three independent directors, one of whom will act as its chairman.

     MEETINGS. The Committee will meet as needed, but no fewer than three times a year.

     RESPONSIBILITY.

  - The Committee is responsible for determining and recommending to the full Board for its approval the compensation plan for the Chairman of the Board, if such person is an employee of the Company, and the CEO. This includes awards in cash, restricted stock and stock options. The CEO will also consult with the Committee regarding the compensation for members of senior management whose compensation will be determined by the CEO consistent with the guidelines set by the Committee.

  - Based on this plan the Committee will determine and recommend to the full Board for approval the annual compensation of the Chairman of the Board and the CEO.

  - The Committee is responsible for providing oversight over the possible dilution to other shareholders because of options granted to management.

  - The Committee is responsible for preparing and approving the annual statement of compensation practices and policies that is required by the S.E.C. to appear in the annual Proxy Statement.

  - The Committee will review, at least annually, and more frequently if needed, the capabilities and morale of the company's key employees as well as plans to develop this talent. A key part of this review will be to assure that successions are being developed for all key management positions, including that of the CEO.

                                                                       EXHIBIT B

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.

                               2002 INCENTIVE PLAN

                             Effective April 1, 2002

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE I ESTABLISHMENT AND PURPOSE.........................................................1

    1.1    Purpose..........................................................................1
    1.2    Effective Date; Shareholder Approval.............................................1

ARTICLE II DEFINITIONS......................................................................1

    2.1    "Annual Performance Bonus".......................................................1
    2.2    "Award"..........................................................................1
           (a)  "Annual Performance Bonuses"................................................1
           (b)  "Long-Term Performance Bonuses".............................................2
           (c)  "Restricted Stock"..........................................................2
           (d)  "Stock Options".............................................................2
           (e)  "Other Equity-Based Awards".................................................2
    2.3    "Award Certificate"..............................................................2
    2.4    "Board"..........................................................................2
    2.5    "Change in Control"..............................................................2
    2.6    "Code"...........................................................................3
    2.7    "Committee"......................................................................3
    2.8    "Common Stock"...................................................................3
    2.9    "Company"........................................................................3
    2.10   "Consultant".....................................................................3
    2.11   "Disabled" or "Disability".......................................................4
    2.12   "Employee".......................................................................4
    2.13   "Exercise Price".................................................................4
    2.14   "Fair Market Value"..............................................................4
    2.15   "Fair Market Value Stock Option".................................................4
    2.16   "GAAP"...........................................................................4
    2.17   "Incentive Stock Option".........................................................4
    2.18   "Key Employee"...................................................................5
    2.19   "Long-Term Performance Bonus"....................................................5
    2.20   "Nonqualified Stock Option"......................................................5
    2.21   "Participant"....................................................................5
    2.22   "Performance Cycle"..............................................................5
    2.23   "Performance Measure"............................................................5
    2.24   "Plan"...........................................................................6
    2.25   "Premium-Priced Stock Option"....................................................6
    2.26   "Prior Plans"....................................................................6
    2.27   "Related Company"................................................................6
    2.28   "Reporting Person"...............................................................6
    2.29   "Restricted Stock"...............................................................6
    2.30   "Retirement".....................................................................6
    2.31   "Rights Agreement"...............................................................6
    2.32   "Shares".........................................................................7
    2.33   "Stock Option"...................................................................7
    2.34   "Termination of Consultancy".....................................................7
    2.35   "Termination of Employment"......................................................7

ARTICLE III ADMINISTRATION..................................................................7

    3.1    The Committee....................................................................7

    3.2    Authority of the Committee.......................................................7
    3.3    Effect of Determinations.........................................................8
    3.4    Delegation of Authority..........................................................8
    3.5    No Liability.....................................................................8

ARTICLE IV AWARDS...........................................................................8

    4.1    Eligibility......................................................................8
    4.2    Participation....................................................................8
    4.3    Form of Awards...................................................................8
    4.4    Annual Performance Bonuses.......................................................9
           (a)  Performance Cycles..........................................................9
           (b)  Bonus Participants..........................................................9
           (c)  Performance Measures; Targets; Payout Formula...............................9
           (d)  Payment of Bonuses; Certification..........................................10
           (e)  Awards to Non-Key Employees................................................10
           (f)  Form of Payment............................................................10
           (g)  Amount of Bonus............................................................10
    4.5    Long-Term Performance Bonuses...................................................10
           (a)  Performance Cycles.........................................................10
           (b)  Bonus Participants.........................................................10
           (c)  Performance Measures; Targets; Payout Formula..............................10
           (d)  Payment of Bonuses; Certification..........................................11
           (e)  Awards to Non-Key Employees................................................11
           (f)  Form of Payment............................................................11
           (g)  Amount of Bonus............................................................11
    4.6    Restricted Stock................................................................11
           (a)  Performance Cycles.........................................................11
           (b)  Performance Measures; Targets and Payout Formulas..........................12
           (c)  Committee Certification....................................................12
           (d)  Awards to Non-Key Employees................................................12
           (e)  Payment of Restricted Stock................................................13
                (i)    Vesting and Forfeiture..............................................13
                (ii)   Acceleration of Vesting.............................................13
                (iii)  Legend..............................................................13
           (f)  Amount of Restricted Stock.................................................13
    4.7    Stock Options...................................................................13
           (a)  Amount of Shares...........................................................13
           (b)  Exercise Price.............................................................14
           (c)  Term and Timing of Exercise................................................14
           (d)  Payment of Exercise Price..................................................15
           (e)  Incentive Stock Options....................................................15
                (i)    Eligibility.........................................................15
                (ii)   Timing of Grant.....................................................15
                (iii)  Amount of Award.....................................................15
                (iv)   Timing of Exercise..................................................16
                (v)    Transfer Restrictions...............................................16
           (f)  No Repricing...............................................................16
    4.8    Other Equity-Based Awards.......................................................16
           (a)  Awards to Key Employees....................................................16
    4.9    Code Section 162(m).............................................................16

ARTICLE V SHARES SUBJECT TO THE PLAN; ADJUSTMENTS..........................................17

    5.1    Shares Available................................................................17
    5.2    Counting Rules..................................................................17
    5.3    Adjustments.....................................................................17

    5.4    Consolidation, Merger or Sale of Assets.........................................18
    5.5    Fractional Shares...............................................................18

ARTICLE VI AMENDMENT AND TERMINATION.......................................................19

    6.1    Amendment.......................................................................19
    6.2    Termination.....................................................................19

ARTICLE VII GENERAL PROVISIONS.............................................................19

    7.1    Nontransferability of Awards....................................................19
    7.2    Withholding of Taxes............................................................20
           (a)  Stock Options..............................................................20
           (b)  Restricted Stock...........................................................20
    7.3    Special Forfeiture Provision....................................................20
    7.4    Code Section 83(b) Elections....................................................21
    7.5    No Implied Rights...............................................................21
    7.6    No Obligation to Exercise Options...............................................21
    7.7    No Rights as Stockholders.......................................................21
    7.8    Indemnification of Committee....................................................21
    7.9    No Required Segregation of Assets...............................................21
    7.10   Nature of Payments..............................................................22
    7.11   Securities Exchange Act Compliance..............................................22
    7.12   Governing Law; Severability.....................................................22

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                               2002 INCENTIVE PLAN

                                   ARTICLE I

                            ESTABLISHMENT AND PURPOSE

     1.1     PURPOSE.

     The purpose of this Computer Associates International, Inc. 2002 Incentive Plan (the "Plan") is to enable Computer Associates International, Inc. (the "Company") to achieve superior financial performance, as reflected in the performance of its Common Stock and other key financial or operating indicators by (i) providing incentives and rewards to certain Employees and Consultants who are in a position to contribute materially to the success and long-term objectives of the Company, (ii) aiding in the recruitment and retention of Employees of outstanding ability and (iii) providing Employees and Consultants an opportunity to acquire or expand equity interests in the Company, thus aligning the interests of such Employees and Consultants with those of the Company's shareholders. Towards these objectives, the Plan provides for the grant of Annual Performance Bonuses, Stock Options, Restricted Stock and Other Equity-Based Awards.

     1.2     EFFECTIVE DATE; SHAREHOLDER APPROVAL.

     The Plan is effective as of April 1, 2002, subject to the approval by a vote at the Company's 2002 Annual Meeting of Stockholders, or any adjournment of such meeting, of the holders of at least a majority of the Shares of the Company, present in person or by proxy and entitled to vote at such meeting. Any Awards granted under the Plan prior to the approval of the Plan by the Company's shareholders, as provided herein, shall be contingent on such approval; if such approval is not obtained, the Plan shall have no effect, and any Awards granted under the Plan shall be rescinded.

                                   ARTICLE II

                                   DEFINITIONS

     For purposes of the Plan, the following terms shall have the following meanings, unless another definition is clearly indicated by particular usage and context:

     2.1 "ANNUAL PERFORMANCE BONUS" means an Award described in Section 4.4 of the Plan.

     2.2 "AWARD" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

             (a)    "ANNUAL PERFORMANCE BONUSES" awarded pursuant to Section
     4.4;

             (b)    "LONG-TERM PERFORMANCE BONUSES" awarded pursuant to Section
     4.5;

             (c)    "RESTRICTED STOCK" awarded pursuant to Section 4.6.

             (d)    "STOCK OPTIONS" awarded pursuant to Section 4.7; and

             (e)    "OTHER EQUITY-BASED AWARDS" awarded pursuant to Section 4.8.

     2.3 "AWARD CERTIFICATE" means the document issued, either in writing or by electronic means, by the Committee to a Participant evidencing the grant of an Award.

     2.4     "BOARD" means the Board of Directors of the Company.

     2.5 "CHANGE IN CONTROL" means the happening of any of the following events:

             (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from the Company,
     (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
     (c) of this Section 2.5; or

             (b) a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 2.5, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual was a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of any actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

             (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as the result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction, and
     (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (d) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     2.6     "CODE" means the Internal Revenue Code of 1986, as amended.

     2.7 "COMMITTEE" means the Compensation and Human Resource Committee of the Board formed to act on performance-based compensation for Key Employees, or any successor committee or subcommittee of the Board which is comprised solely of two or more outside directors (within the meaning of Section 162(m)(4)(C)(i) of the Code and the applicable regulations).

     2.8 "COMMON STOCK" means the Common Stock, $.10 par value per share, of the Company.

     2.9     "COMPANY" means Computer Associates International, Inc.

     2.10    "CONSULTANT" means any consultant or adviser if:

             (a) the consultant or advisor renders bona fide services to the Company;

             (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

             (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     2.11 "DISABLED" OR "DISABILITY" means permanently and totally disabled within the meaning of Section 22(e) of the Code.

     2.12 "EMPLOYEE" means any individual who performs services as a common law employee for the Company or a Related Company. "Employee" shall not include any seasonal or temporary employees.

     2.13 "EXERCISE PRICE" means the price per Share, as fixed by the Committee, at which Shares may be purchased under a Stock Option. In no event shall the Exercise Price with respect to any Share subject to a Stock Option be set at a price that is less than the Fair Market Value, as defined in
Section 2.14(a), of a Share as of the date of grant.

     2.14    "FAIR MARKET VALUE" means:

             (a) The closing sales price of a Share as reported on the New York Stock Exchange (or any other reporting system selected by the Committee, in its sole discretion) on the date as of which the determination is being made or, if no sale of Shares is reported on such date, on the next preceding day on which there were sales of Shares reported.

             (b) Notwithstanding the foregoing, solely for the purpose of fixing the Exercise Price of Premium-Priced Stock Options pursuant to
     Section 2.25, "Fair Market Value" means the average over the ten trading day period ending on the day as of which the determination is being made of the closing sales price of a Share as reported on the composite tape of the New York Stock Exchange (or any other reporting system selected by the Committee, in its sole discretion).

     2.15 "FAIR MARKET VALUE STOCK OPTION" means a Stock Option the Exercise Price of which is set by the Committee at a price per Share equal to the Fair Market Value, as defined in Section 2.14(a), of a Share on the date of grant.

     2.16    "GAAP" means generally accepted accounting principles.

     2.17    "INCENTIVE STOCK OPTION" means a Stock Option granted under
Section 4.7 of the Plan that meets the requirements of Section 422 of the Code and any regulations or rules promulgated thereunder and is designated by the Committee in the Award Certificate to be an Incentive Stock Option.

     2.18 "KEY EMPLOYEE" means an Employee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

     2.19    "LONG-TERM PERFORMANCE BONUS" means an Award described in Section
4.5 of the Plan.

     2.20    "NONQUALIFIED STOCK OPTION" means any Stock Option granted under
Section 4.7 of the Plan that is not an Incentive Stock Option.

     2.21 "PARTICIPANT" means an Employee or Consultant who has been granted an Award under the Plan.

     2.22 "PERFORMANCE CYCLE" means, with respect to any Annual Performance Bonus, Long-Term Performance Bonuses, performance-based Restricted Stock or Other Equity-Based Award awarded under the Plan, the Company's fiscal year or years over which the level of attainment of performance of a Performance Measure shall be determined. The first Performance Cycle under the Plan shall commence on April 1, 2002.

     2.23 "PERFORMANCE MEASURE" means, with respect to any Annual Performance Bonus, Long-Term Performance Bonus, performance-based Restricted Stock or
Other Equity-Based Award awarded in connection with a Performance Cycle, the business criteria selected by the Committee to measure the level of performance of the Company during such Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle any one or combination of the following Company measures, as interpreted by the Committee, which (to the extent applicable) shall be determined on a GAAP basis, either pre-tax or after-tax:

             (a)    Net Operating Profit After Taxes;

             (b)    Net Operating Profit After Taxes, Per Share;

             (c)    Return On Invested Capital;

             (d)    Total Shareholder Return;

             (e) Relative Total Shareholder Return (as compared against a peer group of the Company, which, unless otherwise specified by the Committee, shall be the companies comprising the Standard & Poor's Systems Software Index, excluding the Company);

             (f)    Earnings Per Share;

             (g)    Net Income;

             (h)    Cash Flow;

             (i)    Cash Flow Per Share;

             (j)    Revenue (or any component thereof);

             (k)    Revenue Growth;

             (l)    Share Performance; and/or

             (m)    Relative Share Performance.

     2.24 "PLAN" means the Computer Associates International, Inc. 2002 Incentive Plan, as set forth in this document and as may be amended from time to time.

     2.25 "PREMIUM-PRICED STOCK OPTION" means a Stock Option the Exercise Price of which is set by the Committee at a price per Share that exceeds the Fair Market Value, as defined in Section 2.14 (b), of a Share on the date of grant.

     2.26 "PRIOR PLANS" means the Computer Associates International, Inc. 2001 Stock Option Plan; the Computer Associates International, Inc. Year 2000 Employee Stock Purchase Plan; and the Computer Associates International, Inc. 1994 Annual Incentive Compensation Plan.

     2.27 "RELATED COMPANY" means a consolidated subsidiary of the Company for purposes of reporting in the Company's consolidated financial statements.

     2.28 "REPORTING PERSON" means an Employee who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

     2.29 "RESTRICTED STOCK" means Shares issued under a Long-Term Performance Bonus under Section 4.5(f) or under a Restricted Stock Award pursuant to Section 4.6, which are subject to such restrictions as the Committee, in its discretion, shall impose.

     2.30 "RETIREMENT" means retirement (i) at or after age 55 with ten years of service or (ii) at or after age 65.

     2.31 "RIGHTS AGREEMENT" means the Rights Agreement dated June 18, 1991, as amended from time to time, between the Company and Mellon Investor
Services LLC (as successor rights agent to Manufacturers Hanover Trust
Company).

     2.32    "SHARES" means shares of Common Stock.

     2.33 "STOCK OPTION" means a right granted under Section 4.7 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan shall be in the form of either Incentive Stock Options or Nonqualified Stock Options.

     2.34 "TERMINATION OF CONSULTANCY" means the date of cessation of a Consultant's service relationship with the Company for any reason, with or without cause, as determined by the Company.

     2.35 "TERMINATION OF EMPLOYMENT" means the date of cessation of an Employee's employment relationship with the Company and any Related Company for any reason, with or without cause, as determined by the Company; provided, however, that for purposes of the Plan, an Employee's employment relationship shall be treated as continuing intact while the Employee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment with the Government) if the period of such leave does not exceed ninety (90) days, or if longer, so long as the Employee's right to reemployment with the Company or a Related Company is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the Employee's right to reemployment is not guaranteed either by statute or contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1     THE COMMITTEE.

     The Plan shall be administered by the Committee.

     3.2     AUTHORITY OF THE COMMITTEE.

     The Committee shall have authority, in its sole and absolute discretion and subject to the terms of the Plan, to (1) interpret the Plan; (2) prescribe such rules and regulations as it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan; (3) select Employees and Consultants to receive Awards under the Plan; (4) determine the form of an Award, the number of Shares subject to an Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award including, without limitation, the timing or conditions of exercise or vesting, and the terms of any Award Certificate; (5) determine whether Awards will be granted singly, in combination or in tandem;
(6) establish and administer Performance Measures in connection with Annual Performance Bonuses, Long-Term Performance Bonuses, performance-based Restricted Stock or Other Equity-Based Awards granted to Key Employees under the Plan, and certify the level of performance attainment for such Performance Measures; (7) except as provided in Section 4.7(f), waive or amend any terms, conditions, restrictions or limitations of an Award; (8) in accordance with Article V, make such adjustments to the Plan (including but not limited to adjustment of the number of shares available under the Plan or any Award) and/or to any Award granted under the Plan, as may be appropriate; (9) accelerate the vesting, exercise or payment of an Award when such action or actions would be in the best interest of the Company; (10) provide for the deferred payment of Awards in Shares and the extent to which such payment shall be credited with dividend equivalents; (11) determine whether Nonqualified Stock Options may be transferable to family members, a family trust or a family partnership; (12) establish such subplans as the Committee may determine to be necessary in order to implement and administer the Plan in foreign countries; and (13) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     3.3     EFFECT OF DETERMINATIONS.

     All determinations of the Committee shall be final, binding and conclusive on all persons having an interest in the Plan.

     3.4     DELEGATION OF AUTHORITY.

     The Committee, in its discretion, may delegate its authority and duties under the Plan to such other individual, individuals or committee as it may deem advisable, under such conditions and subject to such limitations as the Committee may establish. Notwithstanding the foregoing, only the Committee shall have authority to grant and administer Awards to Key Employees and other Reporting Persons, to establish and certify Performance Measures and to grant Awards to any Employee who is acting as a delegate of the Committee in respect of the Plan.

     3.5     NO LIABILITY.

     No member of the Committee, nor any person acting as a delegate of the Committee in respect of the Plan, shall be liable for any losses incurred by any person resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted thereunder.

                                   ARTICLE IV

                                     AWARDS

     4.1     ELIGIBILITY.

     Except as otherwise provided herein with respect to a specific form of an Award, all Employees and Consultants shall be eligible to receive Awards granted under the Plan.

     4.2     PARTICIPATION.

     The Committee, at its sole discretion, shall select from time to time Participants from those persons eligible under Section 4.1 above to receive Awards under the Plan.

     4.3     FORM OF AWARDS.

     Awards granted under the Plan shall be in the form of Annual Performance Bonuses, Long-Term Performance Bonuses, Restricted Stock, Stock Options, and Other Equity-Based Awards. Awards shall be in the form determined by the Committee, in its discretion, and shall be evidenced by an Award

Certificate. Awards may be granted singly, in combination or in tandem with other Awards. The terms and conditions applicable to Annual Performance Bonuses shall be as set forth in Section 4.4. The terms applicable to Long-Term Performance Bonuses shall be as set forth in Section 4.5. The terms and conditions applicable to Restricted Stock shall be as set forth in Section 4.6. The terms and conditions applicable to Stock Options shall be as set forth in
Section 4.7. The terms and conditions applicable to Other Equity-Based Awards shall be as set forth in Section 4.8.

     4.4     ANNUAL PERFORMANCE BONUSES.

     The Committee may grant Annual Performance Bonuses under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms and conditions as the Committee, in its discretion may determine. Notwithstanding the foregoing, any Annual Performance Bonus awarded to a Key Employee shall be subject to the provisions of paragraphs (a) through
(d) below.

             (a) PERFORMANCE CYCLES. Annual Performance Bonuses for Key Employees (and such other Employees that the Committee may designate for this purpose) shall be awarded in connection with a 12-month Performance Cycle, which shall be the fiscal year of the Company. The first Performance Cycle under the Plan shall commence on April 1, 2002.

             (b) BONUS PARTICIPANTS. Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall determine the Key Employees who shall be eligible to receive an Annual Performance Bonus for such Performance Cycle.

             (c)    PERFORMANCE MEASURES; TARGETS; PAYOUT FORMULA.

                    (i) Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall fix and establish, in writing, (A) the Performance Measure(s) that shall apply to such Performance Cycle; (B) the target amount of Annual Performance Bonus that shall be payable to each such Key Employee; and (C) subject to paragraph (g) below, the payout formula for computing the actual amount of Annual Performance Bonus that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure(s) the minimum level of performance that must be attained during the Performance Cycle before any Annual Performance Bonus shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of Annual Performance Bonus that shall be payable to each such Key Employee upon attainment of various levels of performance that equal or exceed the minimum required level. Unless the Committee determines that a different Performance Measure shall apply with respect to a given Performance Cycle, the applicable Performance Measure shall be Net Operating Profit After Taxes.

                    (ii) Notwithstanding anything in this paragraph (c) to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, the Annual Performance Bonus payable to any Key Employee with respect to any given Performance Cycle, PROVIDED, HOWEVER, that no such reduction shall result in an increase in the dollar amount of any Annual Performance Bonus payable to any other Key Employee.

             (d) PAYMENT OF BONUSES; CERTIFICATION. No Annual Performance Bonus shall be paid to a Key Employee under this Section 4.4 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

             (e) AWARDS TO NON-KEY EMPLOYEES. Annual Performance Bonuses awarded to Participants who are not Key Employees shall be based on such Performance Measures and payout formulas (which may be the same or different as those applicable to Key Employees) as the Committee, in its discretion, may establish for such purposes.

             (f) FORM OF PAYMENT. Annual Performance Bonuses shall be paid in cash.

             (g) AMOUNT OF BONUS. The maximum amount that may be paid as an Annual Performance Bonus to any one Participant during any fiscal year of the Company shall not exceed $10,000,000.

     4.5     LONG-TERM PERFORMANCE BONUSES

     The Committee may grant Long-Term Performance Bonuses under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms and conditions as the Committee, in its discretion may determine. Notwithstanding the foregoing, any Long-Term Performance Bonus awarded to a Key Employee shall be subject to the provisions of paragraphs (a) through (d) below.

             (a) PERFORMANCE CYCLES. Long-Term Performance Bonuses for Key Employees (and such other Employees that the Committee may designate for this purpose) shall be awarded in connection with a Performance Cycle, which shall be one or more fiscal years of the Company. The Committee shall determine the length of a Performance Cycle within ninety (90) days after the commencement of such Performance Cycle. In the event that the Committee determines that a Performance Cycle shall be a period greater than one fiscal year, a new Long-Term Performance Bonus Award may be granted and a new Performance Cycle may commence prior to the completion of the Performance Cycle associated with the prior Long-Term Performance Bonus Award. The first Performance Cycle under the Plan shall commence on April 1, 2002 and shall be one fiscal year.

             (b) BONUS PARTICIPANTS. Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall determine the Key Employees who shall be eligible to receive a Long-Term Performance Bonus for such Performance Cycle.

             (c)    PERFORMANCE MEASURES; TARGETS; PAYOUT FORMULA.

                    (i) Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall fix and establish, in writing, (A) the Performance Measure(s) that shall apply to such Performance Cycle; (B) the target amount of Long-Term Performance Bonus that shall be payable to each such Key Employee; and (C) subject to paragraph (g) below, the payout formula for computing the actual amount of Long-Term Performance Bonus that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure(s) the minimum level of performance that must be attained during the Performance Cycle before any Long-Term Performance Bonus shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of Long-Term Performance Bonus that shall be payable to each such Key Employee upon attainment of various levels of performance that equal or exceed the minimum required level. Unless the Committee determines that a different Performance Measure shall apply with respect to a given Performance Cycle, the applicable Performance Measure shall be Relative Total Shareholder Return.

                    (ii) Notwithstanding anything in this paragraph (c) to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, the Long-Term Performance Bonus payable to any Key Employee with respect to any given Performance Cycle, PROVIDED, HOWEVER, that no such reduction shall result in an increase in the dollar amount of any Long-Term Performance Bonus payable to any other Key Employee.

             (d) PAYMENT OF BONUSES; CERTIFICATION. No Long-Term Performance Bonus shall be paid to a Key Employee under this Section 4.5 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

             (e) AWARDS TO NON-KEY EMPLOYEES. Long-Term Performance Bonuses awarded to Participants who are not Key Employees shall be based on such Performance Measures and payout formulas (which may be the same or different as those applicable to Key Employees) as the Committee, in its discretion, may establish for such purposes.

             (f) FORM OF PAYMENT. Long-Term Performance Bonuses shall be paid in Shares of Restricted Stock. The number of Shares of Restricted Stock payable in connection with a Long-Term Performance Bonus shall be determined based on the Fair Market Value (as defined in Section 2.14(a)) of a Share as of the last business day of the applicable Performance Cycle. Any Shares paid in connection with a Long-Term Performance Bonus shall be subject to the provisions of Sections 4.6(e) and (f).

             (g) AMOUNT OF BONUS. Subject to Section 4.6(f), the maximum amount that may be paid as a Long-Term Performance Bonus to any one Participant during any fiscal year of the Company shall not exceed $20,000,000.

     4.6     RESTRICTED STOCK.

     The Committee may grant Restricted Stock under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms, conditions and restrictions as the Committee, in its discretion, may determine. Notwithstanding the foregoing, any Restricted Stock awarded to a Key Employee shall be subject to the provisions of paragraphs (a) through (c) below.

             (a) PERFORMANCE CYCLES. Restricted Stock Awards for Key Employees shall be performance-based and shall be awarded in connection with a Performance Cycle. Unless the Committee determines that some other period shall apply, the Performance Cycle shall be the fiscal year of the Company. In the event that the Committee determines that a Performance Cycle shall be a period greater than a 12-month period, a new Restricted Stock Award may be granted and a new Performance Cycle may commence prior to the completion of the Performance Cycle associated with the prior Restricted Stock Award. The first Performance Cycle under the Plan shall commence on April 1, 2002.

             (b)    PERFORMANCE MEASURES; TARGETS AND PAYOUT FORMULAS.

                    (i) Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall designate the Key Employees who shall be eligible to receive a performance-based Restricted Stock Award for such Performance Cycle and shall establish, in writing, the Performance Measure(s) that shall apply for such Performance Cycle. Unless the Committee determines that a different Performance Measure shall apply with respect to a given Performance Cycle, the Performance Measure for Restricted Stock Awards shall be based on Relative Total Shareholder Return.

                    (ii) Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall set forth a target amount of Restricted Stock that shall be payable to each such Key Employee and, subject to paragraph (f) below, shall establish a payout formula for computing the actual amount of Restricted Stock that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure the minimum level of performance that must be attained during the Performance Cycle before any Restricted Stock shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of Restricted Stock that shall be payable to each such Key Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

                    (iii) The actual amount of Restricted Stock that shall be paid to each such Key Employee for any given Performance Cycle shall be determined based on such Key Employee's target Restricted Stock Award, the actual level of achievement of the Performance Measure(s) and the payout formula determined by the Committee pursuant to this paragraph (b) for such Performance Cycle. Notwithstanding the foregoing, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, the actual amount of Restricted Stock payable to any Key Employee with respect to any given Performance Cycle, PROVIDED, HOWEVER, that no such reduction shall result in an increase in the amount of Restricted Stock payable to any other Key Employee.

             (c) COMMITTEE CERTIFICATION. No Restricted Stock shall be paid to a Key Employee under this Section 4.6 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

             (d) AWARDS TO NON-KEY EMPLOYEES. Restricted Stock Awards to Participants who are not Key Employees shall be subject to such provisions as the Committee may, in its discretion determine. In addition, for any Performance Cycle, the Committee may, in its discretion, determine that Awards of Restricted Stock to such non-Key Employee Participants shall be performance-based, applying such Performance Measure(s) and payout schedules (which may be the same or different as those applicable to Key Employees) that the Committee, in its discretion, may establish for such purposes.

             (e) PAYMENT OF RESTRICTED STOCK. As soon as practicable after Restricted Stock has become payable, a certificate or certificates for all such Shares of Restricted Stock shall be registered in the name of the Participant and held for the Participant by the Company. The Participant shall thereupon have all the rights of a stockholder with respect to such Shares, including the right to vote and receive dividends or other distributions made or paid with respect to such Shares, except that such Shares shall be subject to the vesting and forfeiture provisions of paragraph (e)(i) below. The Committee may, in its discretion, impose such restrictions on Restricted Stock as it deems appropriate. Unless the applicable Award Certificate provides that some other restrictions shall apply, such Shares shall be subject to the following vesting provisions:

                    (i) VESTING AND FORFEITURE. Shares of Restricted Stock that have not yet vested shall be forfeited by a Participant upon the Participant's Termination of Employment for any reason other than death or Disability. Shares of Restricted Stock shall vest in equal annual installments over a three-year period after the end of the applicable Performance Cycle (or date of grant, in the case of Awards not tied to Performance Measures).

                    (ii) ACCELERATION OF VESTING. Notwithstanding the foregoing, all Shares of Restricted Stock shall immediately vest upon a Change in Control or upon the death or Disability of the Participant.

                    (iii) LEGEND. In order to enforce any restrictions that the Committee may impose on Restricted Stock, the Committee shall cause a legend or legends setting forth a specific reference to such restrictions to be placed on all certificates for Shares of Restricted Stock. As restrictions are released, a new certificate, without the legend, for the number of Shares with respect to which restrictions have been released shall be issued and upon request by the Participant, shall be delivered to the Participant as soon as possible thereafter.

             (f) AMOUNT OF RESTRICTED STOCK. The maximum aggregate number of Shares of Restricted Stock that may be issued to any one Participant under
     Section 4.5(g) and this Section 4.6 during any fiscal year of the Company shall not exceed 1,000,000 Shares, subject to adjustment as provided in
     Section 5.3.

     4.7     STOCK OPTIONS.

     Stock Options granted under the Plan shall, at the discretion of the Committee, be in the form of either Nonqualified Stock Options, Incentive Stock Options or a combination of the two, subject to the restrictions set forth in paragraph (e) below. Where both an a Nonqualified Stock Option and an Incentive Stock Option are granted to a Participant at the same time, such Awards shall be deemed to have been granted in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other Award. The Committee shall designate the form of the Stock Option at the time of grant and such form shall be specified in the Award Certificate. Stock Options shall be subject to the following terms and conditions:

             (a) AMOUNT OF SHARES. The Committee may grant Stock Options to a Participant in such amounts as the Committee may determine, subject to the limitations set forth in Section 5.1 of the Plan. The number of Shares subject to a Stock Option shall be set forth in the applicable Award Certificate.

             (b) EXERCISE PRICE. Stock Options granted under the Plan shall be Fair Market Value Stock Options; except, however, that Awards of Stock Options granted to Key Employees (and such other Employees or Consultants as the Committee may from time to time select for this purpose) shall consist of such proportion of Fair Market Value Stock Options to Premium-Priced Stock Options as the Committee, in its discretion, shall determine. The Exercise Price of a Stock Option, as determined by the Committee pursuant to this Section 4.7(b), shall be set forth in the applicable Award Certificate.

             (c) TERM AND TIMING OF EXERCISE. Each Stock Option granted under the Plan shall be exercisable in whole or in part, subject to the following conditions, limitations and restrictions:

                    (i) Unless the applicable Award Certificate provides otherwise, one third of the Shares subject to a Stock Option shall first become exercisable on the one-year anniversary of the date of grant, one-third shall first become exercisable on the two-year anniversary of the date of grant and the remaining third shall first become exercisable on the three-year anniversary of the date of grant;

                    (ii) Stock Options shall lapse 10 years after the date of grant;

                    (iii) Unless the applicable Award Certificate provides otherwise, all Stock Options subject to the Award shall become immediately exercisable upon a Change in Control;

                    (iv) All Stock Options granted to a Participant shall become immediately exercisable upon the death or Disability of the Participant and must be exercised, if at all, within one year after such Participant's death or Disability, but in no event after the date such Stock Options would otherwise lapse. Stock Options of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise such Stock Options by the Participant's will or by operation of law. In the event a Stock Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Stock Option is or are the duly appointed executor(s) or administrator(s) of the deceased Participant or the person to whom the Stock Option has been transferred by the Participant's will or by the applicable laws of descent and distribution;

                    (v) Unless the applicable Award Certificate provides otherwise, upon an Employee's Retirement, all Stock Options that have not become exercisable as of the date of Retirement shall be forfeited and to the extent that Stock Options have become exercisable as of such date, such Stock Options must be exercised, if at all, within one year after Retirement; and

                    (vi) Except as otherwise provided in Section 7.3, upon an Employee's Termination of Employment, or a Consultant's Termination of Consultancy, for any reason other than death, Disability or Retirement, all Stock Options that have not become exercisable as of the date of termination shall be forfeited and to the extent that Stock Options have become exercisable as of such date, such Stock Options must be exercised, if at all, within 30 days after such Termination of Employment or Termination of Consultancy, or within such other period set forth in the applicable Award Certificate.

             (d) PAYMENT OF EXERCISE PRICE. The Exercise Price shall be paid in full when the Stock Option is exercised and stock certificates shall be registered and delivered only upon receipt of such payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order. In addition, at the discretion of the Committee, payment of all or a portion of the Exercise Price may be made by

                    (i) Delivering a properly executed exercise notice to the Company, or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds with respect to the portion of the Shares to be acquired upon exercise having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

                    (ii) Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months having a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid; or

                    (iii)   any combination of the foregoing.

             (e) INCENTIVE STOCK OPTIONS. Incentive Stock Options granted under the Plan shall be subject to the following additional conditions, limitations and restrictions:

                    (i) ELIGIBILITY. Incentive Stock Options may only be granted to Employees of the Company or a Related Company that is a subsidiary or parent corporation, within the meaning of Code
             Section 424, of the Company. In no event may an Incentive Stock Option be granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or such Related Company or to a Consultant.

                    (ii) TIMING OF GRANT. No Incentive Stock Option shall be granted under the Plan after the 10-year anniversary of the date the Plan is adopted by the Board or, if earlier, the date the Plan is approved by the Company's shareholders.

                    (iii) AMOUNT OF AWARD. The aggregate Fair Market Value on the date of grant of the Shares with respect to which such Incentive Stock Options first become exercisable during any calendar year under the terms of the Plan for any Participant may not exceed $100,000. For purposes of this $100,000 limit, the Participant's Incentive Stock Options under this Plan and all Plan's maintained by the Company and a Related Company shall be aggregated. To the extent any Incentive Stock Option first becomes exercisable in a calendar year and such limit would be exceeded, such Incentive Stock Option shall thereafter be treated as a Nonqualified Stock Option for all purposes.

                    (iv) TIMING OF EXERCISE. In the event that the Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than 30 days after the Participant's Termination of Employment and such exercise occurs more than three months after such Participant has ceased being an Employee (or more than 12 months after the Participant is Disabled), such Incentive Stock Option shall thereafter be treated as a Nonqualified Stock Option for all purposes.

                    (v) TRANSFER RESTRICTIONS. In no event shall the Committee permit an Incentive Stock Option to be transferred by a Participant other than by will or the laws of descent and distribution, and any Incentive Stock Option granted hereunder shall be exercisable, during his or her lifetime, only by the Participant.

             (f) NO REPRICING. Except as otherwise provided in Section 5.3, in no event shall the Committee decrease the Exercise Price of a Stock Option after the date of grant or cancel outstanding Stock Options and grant replacement Stock Options with a lower exercise price without first obtaining the approval of the holders of a majority of the Shares present in person or by proxy at a meeting of the Company's shareholders and entitled to vote at such meeting.

     4.8     OTHER EQUITY-BASED AWARDS.

     The Committee may, from time to time, grant Awards (other than Performance Bonuses, Restricted Stock or Stock Options) under this Section 4.8 that consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares to any Employee or Consultant. These Awards may include, among other things Shares, restricted stock options, stock appreciation rights, phantom or hypothetical Shares and Share units. The Committee shall determine, in its discretion, the terms, conditions, restrictions and limitations, if any, that shall apply to Awards granted pursuant to this Section 4.8, including whether dividend equivalents shall be credited with respect to any Award, which terms, conditions, restrictions and/or limitations shall be set forth in the applicable Award Certificate.

             (a) AWARDS TO KEY EMPLOYEES. Notwithstanding the foregoing, to the extent necessary to comply with the requirements for performance-based compensation under Code Section 162(m), the Committee shall condition the grant of Other Equity-Based Awards to Key Employees on the attainment during a Performance Cycle of specified levels of performance on one or more Performance Measures. The Performance Cycle, Performance Measure(s) and payout schedules applicable to Other Equity-Based Awards under this
     Section 4.8 shall be determined by the Committee at such time and in the manner as set out in paragraphs (a) and (b) of Section 4.6. In such case, no Other Equity-Based Award shall be paid to a Key Employee under this
     Section 4.8 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

     4.9     CODE SECTION 162(m).

     It is the intent of the Company that Awards granted under the Plan satisfy, and that this Article IV be interpreted in a manner that satisfies, the applicable requirements of Code Section 162(m) and the regulations thereunder so that the Company's tax deduction for Awards is not disallowed in whole or in part by operation of Code Section 162(m). If any provision or this Plan or of any Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict.

                                   ARTICLE V

                     SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

     5.1     SHARES AVAILABLE.

     The Shares issuable under the Plan shall be authorized but unissued Shares or Shares held in the Company's treasury. Subject to adjustment in accordance with Section 5.3, the total number of Shares with respect to which Awards may be issued under the Plan may equal but shall not exceed in the aggregate 45,000,000 Shares; provided, however, that from the aggregate limit

             (a) no more than 5,000,000 Shares may be issued in connection with Long-Term Performance Bonuses, Restricted Stock Awards and Other Equity-Based Awards and no more than 20,000,000 Shares may be issued under Incentive Stock Options during the term of the Plan; and

             (b) no more than 2,000,000 Shares in the form of Stock Options and 1,000,000 Shares in the form of Restricted Stock (including Shares issued in connection with Long-Term Performance Bonuses under Section 4.5(f) and Restricted Stock Awards under Section 4.6) and Other Equity-Based Awards may be issued to any one Participant during any fiscal year of the Company, and the maximum aggregate number of Shares with respect to which Awards may be granted to any one Participant during any such fiscal year of the Company may not exceed 3,000,000 Shares.

     Notwithstanding the foregoing, any Shares that have been approved by Company shareholders for issuance under 2001 Stock Option Plan (the "2001 PLAN"), but which have not been awarded under such 2001 Plan (or have been awarded, but will not be issued due to expiration, forfeiture, cancellation, settlement in cash in lieu of Shares or otherwise) and which are no longer available for issuance under such 2001 Plan for any reason (including without limitation, the termination of such 2001 Plan) shall be available for issuance under this Plan in addition to the 45,000,000 Shares reserved hereunder.

     5.2     COUNTING RULES.

     For purposes of determining the number of Shares remaining available under the Plan (including Shares originally approved under the 2001 Plan, but made available for issuance under this Plan in accordance with Section 5.1), only Awards payable in Shares shall be counted. Any Shares related to Awards, which terminate by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or are settled in cash in lieu of Shares, shall be available again for issuance under the Plan. In the event Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, or in satisfaction of the withholding obligations thereunder, the Shares so tendered or withheld shall become available for issuance under the Plan. An outstanding stock appreciation right shall not be taken into account in determining the aggregate number of Shares with respect to which Stock Options may thereafter be granted. Shares that remain available for grant under Prior Plans shall not be counted towards the maximum number of shares that may be issued under this Plan as set forth in Section 5.1.

     5.3     ADJUSTMENTS.

     In the event of a change in the outstanding Shares by reason of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, if the Committee shall determine, in its sole discretion, that, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, such transaction or event equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan, in the number or kind of Shares subject to an outstanding Award, or in the Exercise Price of a Stock Option, stock appreciation right or other Award, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes under the Plan. Notwithstanding the foregoing, no adjustments shall be made with respect to Awards granted to a Key Employee to the extent such adjustment would cause the Award to fail to qualify as performance-based compensation under Section 162(m) of the Code.

     5.4     CONSOLIDATION, MERGER OR SALE OF ASSETS.

     Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company's assets (as an entirety) or capital stock to another person, any Award granted hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Participant would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction; PROVIDED, HOWEVER, that the Committee (or, if applicable, the board of directors of the entity assuming the Company's obligations under the Plan) shall, in its discretion, have the power to either:

             (a) provide, upon written notice to Participants, that all Awards that are currently exercisable must be exercised within the time period specified in the notice and that all Awards not exercised as of the expiration of such period shall be terminated without consideration; PROVIDED, HOWEVER, that the Committee (or successor board of directors) may provide, in its discretion, that for purposes of this subsection, all outstanding Awards are currently exercisable, whether or not vested; or

             (b) cancel any or all Awards and, in consideration of such cancellation, pay to each Participant an amount in cash with respect to each Share issuable under an Award equal to the difference between the Fair Market Value of such Share on such date (or, if greater, the value per Share of the consideration received by holders of Shares as a result of such merger, consolidation, reorganization or sale) and the Exercise Price.

     5.5     FRACTIONAL SHARES.

     No fractional Shares shall be issued under the Plan. In the event that a Participant acquires the right to receive a fractional Share under the Plan, such Participant shall receive, in lieu of such fractional Share, cash equal to the Fair Market Value of the fractional Share as of the date of settlement.

                                   ARTICLE VI

                           AMENDMENT AND TERMINATION

     6.1     AMENDMENT.

     The Plan may be amended at any time and from time to time by the Board without the approval of shareholders of the Company, except that no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan, decreases the Exercise Price at which Stock Options may be granted or materially modifies the eligibility requirements for participation in the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

     6.2     TERMINATION.

     The Plan shall terminate upon the earlier of the following dates or events to occur:

             (a) the adoption of a resolution of the Board terminating the Plan; or

             (b) the 10-year anniversary of the date of the Company's 2002 Annual Meeting of Stockholders

     No Awards shall be granted under this Plan after it has been terminated. However, the termination of the Plan shall not alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan. After the termination of the Plan, any previously granted Awards shall remain in effect and shall continue to be governed by the terms of the Plan and the applicable Award Certificate.

                                  ARTICLE VII

                               GENERAL PROVISIONS

     7.1     NONTRANSFERABILITY OF AWARDS.

     Except as otherwise provided in this Section 7.1, no Awards under the Plan shall be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, other than by will or by the laws of descent or distribution, by the Participant and no other persons shall otherwise acquire any rights therein. Nothing in the preceding sentence, however, shall bar the transfer of an Award (other than an Incentive Stock Option) to a Participant's spouse pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code or Section 206(d) of the Employee Retirement Income Security Act or 1974, as amended. During the lifetime of a Participant, Stock Options (except for Nonqualified Stock Options that are transferable pursuant to subparagraphs (a) and (b) below) shall be exercisable only by the Participant and shall not be assignable or transferable except as provided above.

             (a) In the case of a Nonqualified Stock Option, the Committee may, in its sole discretion, provide in the applicable Award Certificate that all or any part of such Nonqualified Stock Option may, subject to the prior written consent of the Committee, be transferred to one or more of a following classes of donees: family member, a trust for the benefit of a family member, a limited partnership whose partners are solely family members or any other legal entity set up for the benefit of family members. For purposes of this Section 7.1, a family member means a Participant's spouse, children, grandchildren, parents, grandparents (natural, step, adopted, or in-laws), siblings, nieces, nephews and grandnieces and grandnephews.

             (b) Except as otherwise provided in the applicable Award Certificate, any Nonqualified Stock Option transferred by a Participant pursuant to paragraph (a) above may be exercised by the transferee only to the extent such Nonqualified Stock Option would have been exercisable by the Participant had no transfer occurred. Any such transferred Nonqualified Stock Option shall be subject to all of the same terms and conditions as provided in the Plan and in the applicable Award Certificate. The Participant or the Participant's estate shall remain liable for any withholding tax which may be imposed by any federal, state or local tax authority and the transfer of Shares upon exercise of such Nonqualified Stock Option shall be conditioned on the payment of such withholding tax. The Committee may, in its sole discretion, withhold its consent to all or a part of any transfer of a Nonqualified Stock Option pursuant to this
     Section 7.1 unless and until the Participant makes arrangements satisfactory to the Committee for the payment of any such withholding tax. The Participant must immediately notify the Committee, in such form and manner as required by the Committee, of any proposed transfer of a Nonqualified Stock Option pursuant to this Section and no such transfer shall be effective until the Committee consents thereto in writing.

             (c) Anything in this Section 7.1 to the contrary notwithstanding, in no event may the Committee permit an Incentive Stock Option to be transferred by any Participant other than by will or the laws of descent and distribution.

     7.2     WITHHOLDING OF TAXES.

             (a) STOCK OPTIONS. As a condition to the delivery of any Shares pursuant to the exercise of a Stock Option, the Committee may require that the Participant, at the time of such exercise, pay to the Company by cash or by certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may, however, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.7(d). In addition, the Committee may, in its discretion, permit payment of tax withholding obligations to be made by instructing the Company to withhold Shares that would otherwise be issued on exercise having a Fair Market Value (as defined in Section 2.14(a)) on the date of exercise equal to the applicable portion of the tax withholding obligations being so paid. Notwithstanding the foregoing, in no event may any amount greater than the minimum statutory withholding obligation be satisfied by tendering or withholding Shares.

             (b) RESTRICTED STOCK. The Company shall satisfy tax withholding obligations arising in connection with the release of restrictions on Shares of Restricted Stock by withholding Shares that would otherwise be available for delivery upon such release having a Fair Market Value (as defined in Section 2.14(a)) on the date of release equal to the minimum statutory withholding obligation.

     7.3     SPECIAL FORFEITURE PROVISION.

     The Committee may, at its discretion, provide in an Award Certificate that a Stock Option or Restricted Stock Award granted to any Participant who, without prior written approval of the Company, enters into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) to any entity or person engaged in any business in which the Company or its affiliates is engaged which, in the sole judgment of the Company, is competitive with the

Company or any subsidiary or affiliate, (i) shall forfeit all rights under any outstanding Stock Option and shall return to the Company the amount of any profit realized upon the exercise, within such period as the Committee may determine, of any Stock Option and (ii) shall forfeit and return to the Company all Shares of Restricted Stock which are not then vested or which vested but remain subject to the restrictions imposed by this Section 7.3, as provided in the Award Certificate.

     7.4     CODE SECTION 83(b) ELECTIONS.

     Neither the Company, any Related Company, nor the Committee shall have any responsibility in connection with a Participant's election, or attempt to elect, under Code Section 83(b) to include the value of a Restricted Stock Award in the Participant's gross income for the year of payment. Any Participant who makes a Code Section 83(b) election with respect to any such Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.

     7.5     NO IMPLIED RIGHTS.

     The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other right upon any Employee for the continuation or his or her employment, or upon any Consultant for the continuation of his or her consultancy, for any Performance Cycle or any other period. The Company expressly reserves the right, which may be exercised at any time and without regard to when, during a Performance Cycle or other accounting period, such exercise occurs, to discharge any individual and/or treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in the Plan.

     7.6     NO OBLIGATION TO EXERCISE OPTIONS.

     The granting of a Stock Option shall impose no obligation upon the Participant to exercise such Stock Option.

     7.7     NO RIGHTS AS STOCKHOLDERS.

     A Participant granted an Award under the Plan shall have no rights as a stockholder of the Company with respect to such Award unless and until such time as certificates for the Shares underlying the Award are registered in such Participant's name. The right of any Participant to receive an Award by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company.

     7.8     INDEMNIFICATION OF COMMITTEE.

     The Company shall indemnify, to the full extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee or a delegate of the Committee so acting.

     7.9     NO REQUIRED SEGREGATION OF ASSETS.

     Neither the Company nor any Related Company shall be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

     7.10    NATURE OF PAYMENTS.

     All Awards made pursuant to the Plan are in consideration of services for the Company or the Related Companies. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefit plans of the Company or any Related Company except as may be determined by the Board or by the board of directors of the applicable Related Company.

     7.11    SECURITIES EXCHANGE ACT COMPLIANCE.

     Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. If any provision or this Plan or of any grant of an Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict.

     7.12    GOVERNING LAW; SEVERABILITY.

     The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of New York and construed accordingly, to the extent not superseded by applicable federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

                                                                       EXHIBIT C

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.

                2002 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                             Effective July 1, 2002

                                TABLE OF CONTENTS

                                                                                             PAGE
ARTICLE I ESTABLISHMENT AND PURPOSE............................................................1

    Section 1.01   Purpose.....................................................................1
    Section 1.02   Effective Date; Stockholder Approval........................................1

ARTICLE II DEFINITIONS.........................................................................1

    Section 2.01   "Annual Meeting"............................................................1
    Section 2.02   "Board".....................................................................1
    Section 2.03   "Change in Control".........................................................1
    Section 2.04   "Code"......................................................................2
    Section 2.05   "Committee".................................................................2
    Section 2.06   "Company"...................................................................2
    Section 2.07   "Deferred Stock Compensation Account".......................................2
    Section 2.08   "Director Fees".............................................................3
    Section 2.09   "Director Service Year".....................................................3
    Section 2.10   "Disabled" or "Disability"..................................................3
    Section 2.11   "Eligible Director".........................................................3
    Section 2.12   "Exercise Price"............................................................3
    Section 2.13   "Fair Market Value".........................................................3
    Section 2.14   "Payment Commencement Date".................................................3
    Section 2.15   "Plan"......................................................................3
    Section 2.16   "Related Company"...........................................................3
    Section 2.17   "Rights Agreement"..........................................................3
    Section 2.18   "Shares"....................................................................3
    Section 2.19   "Stock Deferral"............................................................3
    Section 2.20   "Stock Option"..............................................................4

ARTICLE III ADMINISTRATION.....................................................................4

    Section 3.01   The Committee...............................................................4
    Section 3.02   Authority of the Committee..................................................4
    Section 3.03   Effect of Determinations....................................................4
    Section 3.04   No Liability................................................................4

ARTICLE IV DIRECTOR FEES.......................................................................4

    Section 4.01   Eligibility.................................................................4
    Section 4.02   Director Fees...............................................................5
             (a)   Amount of Director Fees.....................................................5
             (b)   Form of Payment.............................................................5
             (c)   Automatic Deferral..........................................................5
    Section 4.03   Stock Deferrals.............................................................5
             (a)   General.....................................................................5
             (b)   Dividends on Deferred Shares................................................5
             (c)   Payment of Stock Deferrals..................................................5
             (d)   Election to Receive Installment Payments....................................5
             (e)   Hardship Withdrawals........................................................6
    Section 4.04   Beneficiary Designation.....................................................6

ARTICLE V STOCK OPTIONS........................................................................7

    Section 5.01   Automatic Grant.............................................................7
    Section 5.02   Stock Options...............................................................7

             (a)   Option Agreement............................................................7
             (b)   Exercise Price..............................................................7
             (c)   Term and Timing of Exercise.................................................7
             (d)   Payment of Exercise Price...................................................8
             (e)   No Repricing................................................................8
    Section 5.03   Offset Awards...............................................................8

ARTICLE VI SHARES SUBJECT TO THE PLAN; ADJUSTMENTS.............................................8

    Section 6.01   Shares Available............................................................8
    Section 6.02   Counting Rules..............................................................9
    Section 6.03   Adjustments.................................................................9
    Section 6.04   Consolidation, Merger or Sale of Assets.....................................9
    Section 6.05   Fractional Shares...........................................................9

ARTICLE VII AMENDMENT AND TERMINATION.........................................................10

    Section 7.01   Amendment..................................................................10
    Section 7.02   Termination................................................................10

ARTICLE VIII GENERAL PROVISIONS...............................................................10

    Section 8.01   Nontransferability of Awards...............................................10
    Section 8.02   No Implied Rights..........................................................11
    Section 8.03   No Obligation to Exercise Options..........................................11
    Section 8.04   No Rights as Stockholders..................................................11
    Section 8.05   Indemnification of Committee...............................................11
    Section 8.06   Nature of Payments.........................................................11
    Section 8.07   Nature of Deferred Stock Compensation Accounts.............................11
    Section 8.08   Securities Law Compliance..................................................12
    Section 8.09   Governing Law; Severability................................................12

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                2002 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   ARTICLE I

                            ESTABLISHMENT AND PURPOSE

     Section 1.01   PURPOSE.

     The purposes of this Computer Associates International, Inc. 2002 Compensation Plan For Non-Employee Directors (the "Plan") are to attract and retain the services of knowledgeable non-employee Directors of Computer Associates International, Inc. (the "Company") and to provide an incentive for such Directors to increase their proprietary interests in the Company's long-term success and progress.

     Section 1.02   EFFECTIVE DATE; STOCKHOLDER APPROVAL.

     The Plan is effective as of July 1, 2002, subject to the approval by a vote at the Company's 2002 Annual Meeting of Stockholders, or any adjournment of such meeting, of the holders of at least a majority of the Shares of the Company, present in person or by proxy and entitled to vote at such meeting.
If such approval is not obtained, the Plan shall have no effect.

                                   ARTICLE II

                                   DEFINITIONS

     For purposes of the Plan, the following terms shall have the following meanings, unless another definition is clearly indicated by particular usage and context:

     Section 2.01 "ANNUAL MEETING" means the Annual Meeting of Stockholders of the Company, as specified in the Company's By-Laws.

     Section 2.02   "BOARD" means the Board of Directors of the Company.

     Section 2.03 "CHANGE IN CONTROL" means the happening of any of the following events:

             (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"))(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
     (c) of this Section 2.03; or

                                       C-1
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             (b) a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 2.03, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual was a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of any actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

             (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as the result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction, and
     (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (d) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Section 2.04   "CODE" means the Internal Revenue Code of 1986, as amended.

     Section 2.05 "COMMITTEE" means the Compensation and Human Resource Committee of the Board, or any successor committee or subcommittee of the Board.

     Section 2.06   "COMPANY" means Computer Associates International, Inc.

     Section 2.07 "DEFERRED STOCK COMPENSATION ACCOUNT" means the bookkeeping account maintained by the

                                       C-2
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Company to track Stock Deferrals in accordance with Section 4.03. A separate
Deferred Stock Compensation Account shall be maintained for each Eligible Director.

     Section 2.08 "DIRECTOR FEES" means an Eligible Director's fees payable for future services as a member of the Board and as a member of any committee thereof.

     Section 2.09 "DIRECTOR SERVICE YEAR" means the approximate one-year period between Annual Meetings.

     Section 2.10 "DISABLED" or "DISABILITY" means permanently and totally disabled within the meaning of Section 22(e) of the Code.

     Section 2.11 "ELIGIBLE DIRECTOR" means any member of the Board, elected or appointed, who is not otherwise an employee of the Company or a Related Company. An individual who is elected to the Board at an Annual Meeting shall be deemed to be a member of the Board as of the date of such Annual Meeting.

     Section 2.12 "EXERCISE PRICE" means the price per Share at which Shares may be purchased under a Stock Option.

     Section 2.13 "FAIR MARKET VALUE" means the closing sales price of a Share as reported on the New York Stock Exchange (or any other reporting system selected by the Committee, in its sole discretion) on the date as of which the determination is being made or, if no sale of Shares is reported on such date, on the next preceding day on which there were sales of Shares reported.

     Section 2.14 "PAYMENT COMMENCEMENT DATE" means January 2(or if January 2 is not a business day, on the first succeeding business day) of the calendar year following the Director Service Year in which the Eligible Director ceases to be a member of the Board for any reason, including without limitation, death or Disability.

     Section 2.15 "PLAN" means the Computer Associates International, Inc. 2002 Compensation Plan For Non-Employee Directors, as set forth in this document and as may be amended from time to time.

     Section 2.16 "RELATED COMPANY" means a consolidated subsidiary of the Company for purposes of reporting in the Company's consolidated financial statements.

     Section 2.17 "RIGHTS AGREEMENT" means the Rights Agreement dated June 18, 1991, as amended from time to time, between the Company and Mellon Investor Services LLC (as successor rights agent to Manufacturers Hanover Trust
Company).

     Section 2.18 "SHARES" means shares of Common Stock, $.10 par value per share, of the Company.

     Section 2.19 "STOCK DEFERRAL" means the deferral of the issuance of Shares by the Company to an Eligible Director in accordance with Section 4.03 of the Plan.

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     Section 2.20   "STOCK OPTION" means a right granted under Article V of the
Plan to purchase from the Company a stated number of Shares at a specified price.

                                  ARTICLE III

                                 ADMINISTRATION

     Section 3.01   THE COMMITTEE.

     The Plan shall be administered by the Committee.

     Section 3.02   AUTHORITY OF THE COMMITTEE.

     The Committee shall have authority, in its sole and absolute discretion and subject to the terms of the Plan, to (1) interpret the Plan; (2) prescribe such rules and regulations as it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan; (3) in accordance with Article VI, make such adjustments to the Plan (including but not limited to adjustment of the number of shares available under the Plan, that underlie any Stock Deferral or Stock Option, or that are credited to a Deferred Stock Compensation Account) as may be appropriate; and (4) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     Section 3.03   EFFECT OF DETERMINATIONS.

     All determinations of the Committee shall be final, binding and conclusive on all persons having an interest in the Plan.

     Section 3.04   NO LIABILITY.

     No member of the Committee, nor any person acting as a delegate of the Committee in respect of the Plan, shall be liable for any losses incurred by any person resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Stock Deferral credited or Stock Option granted thereunder.

                                   ARTICLE IV

                                  DIRECTOR FEES

     Section 4.01   ELIGIBILITY.

     Each Eligible Director shall be entitled to annual Director Fees under the Plan, subject to the following limitations:

             (a) An Eligible Director shall not be entitled to Director Fees under the Plan in respect of any Director Service Year in which the Eligible Director is party to a separately compensated consulting arrangement with the Company.

             (b) An Eligible Director who, during a Director Service Year, either (i) fails to attend (or otherwise participate in) at least 80% of the meetings of the Board or any committee thereof, or (ii) maintains a paid directorship or paid advisory position with any organization in which another Director of the Company is an executive officer, shall not be entitled to Director Fees under the Plan for such Director Service Year and shall forfeit all Stock Deferrals allocated or allocable to such Eligible Director's Deferred Stock Compensation Account in respect of such Director Service Year.

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     Section 4.02   DIRECTOR FEES.

     All Director Fees to Eligible Directors shall be paid exclusively under the Plan. Director Fees payable under the Plan shall be subject to the following terms and conditions:

             (a) AMOUNT OF DIRECTOR FEES. The annual Director Fees for the succeeding Director Service Year shall be established by a majority vote of the Board at its annual meeting.

             (b) FORM OF PAYMENT. Director Fees shall be paid exclusively in Shares.

             (c) AUTOMATIC DEFERRAL. Issuance of Shares in payment of Director Fees shall be automatically deferred in accordance with
     Section 4.03.

     Section 4.03   STOCK DEFERRALS.

             (a) GENERAL. On the day of each year's Annual Meeting, beginning with the 2002 Annual Meeting, the Company shall, in lieu of issuing Shares in payment of the Director Fees, credit each Eligible Director's Deferred Stock Compensation Account with a Stock Deferral of a number of Shares (including fractional Shares) equal to (x) 100% of the dollar amount of Director Fees that would have otherwise been payable to the Eligible Director but for the Stock Deferral divided by (y) the Fair Market Value of a Share on such date.

             (b) DIVIDENDS ON DEFERRED SHARES. If a dividend or distribution is paid on Shares in cash or property other than Shares, on the date of payment of the dividend or distribution to the holders of Shares, each Deferred Stock Compensation Account shall be credited with an additional Stock Deferral of a number of Shares (including fractional Shares) equal to
     (x) the number of Shares in respect of Stock Deferrals that have been credited to such Deferred Stock Compensation Account as of the date fixed for determining the stockholders entitled to receive dividend or distribution multiplied by (y) the amount of the dividend of distribution paid per Share divided by the Fair Market Value of a Share on the date on which such dividend of distribution is paid. If the dividend or distribution is paid in property, the amount of the dividend or distribution for purposes of the foregoing calculation shall be the fair market value of the property on the date on which such dividend or distribution is paid.

             (c) PAYMENT OF STOCK DEFERRALS. Subject to Section 4.03(d), Shares in respect of Stock Deferrals credited to a Deferred Stock Compensation Account shall be issued in one lump sum on the Payment Commencement Date. The Company shall issue Share certificates to the Eligible Director or, in the event of the Eligible Director's death prior to the complete payment of his or her Deferred Stock Compensation Account balance, to the Eligible Director's beneficiary designated in accordance with Section 4.04. As of the date on which an Eligible Director is entitled to the issuance of Shares in respect of his or her Deferred Stock Compensation Account, such Eligible Director shall become a stockholder of the Company in respect of such Shares.

             (d) ELECTION TO RECEIVE INSTALLMENT PAYMENTS. An Eligible Director may elect to be issued Shares in respect of his or her Stock Deferrals in annual installments rather than a lump sum, provided, however, that such election is made prior to the date such Eligible Director ceases to be a member of the Board and the payment period for the installment payments does not exceed ten (10) years following the Payment Commencement Date. If installments are elected, the number of Shares issued in respect of each installment shall be determined by multiplying (x) the number of Shares in respect of Stock Deferrals remaining in the Eligible Director's Deferred Stock Compensation Account on the date such installment is paid by (y) a fraction, the numerator of which is one (1) and the denominator of which is the number of remaining unpaid installments, and by rounding such result to the nearest whole number of Shares. The Eligible Director's Deferred Compensation Account shall be reduced to reflect each installment payments made thereunder. Amounts remaining in each Deferred Stock Compensation Account pending completion of installment payments shall continue to be credited with additional Stock Deferrals to reflect dividends and distributions made after the Payment Commencement Date in accordance with Section 4.03(b).

             (e) HARDSHIP WITHDRAWALS. The Board may, in its sole and absolute discretion, permit the issuance of Shares in respect of Stock Deferrals credited to a Deferred Stock Compensation Account prior to the Payment Commencement Date upon the request of an Eligible Director, an Eligible Director's representative or, following the death of an Eligible Director, upon the request of the Eligible Director's beneficiary designated in accordance with Section 4.04 or such beneficiary's representative, if the Board determines that the Eligible Director or his or her designated beneficiary, as the case may be, is confronted with an unforeseeable emergency. For this purpose, an unforeseeable emergency is an unanticipated emergency caused by an event that is beyond the control of the Eligible Director or his or her designated beneficiary, and that would result in severe financial hardship to the Eligible Director or his or her designated beneficiary if an early hardship withdrawal were not permitted. The Eligible Director or his or her designated beneficiary, as the case may be, shall provide to the Board such evidence as the Board, in its discretion, may require to demonstrate that such emergency exists and financial hardship would occur if the withdrawal were not permitted. The withdrawal shall be limited to the number of Shares necessary to meet the unforeseen financial hardship if the Eligible Director has an unexpected need for cash to pay for expenses incurred by him or a member of his or her immediate family (spouse and/or natural or adopted children) such as those arising from illness, casualty loss or death. Cash needs arising from foreseeable events, such as the purchase or building of a house or education expenses, will not be considered to be the result of an unforeseen financial emergency. Issuance of Shares shall be made as soon as practicable after the Board approves the payment and determines the number of Shares that shall be withdrawn in a single lump sum from the Eligible Director's Deferred Stock Compensation Account. No affected Eligible Director shall participate in any decision of the Board regarding such Eligible Director's request for a hardship withdrawal under this Section 4.03(e).

     Section 4.04   BENEFICIARY DESIGNATION.

     An Eligible Director may designate, on the Beneficiary Designation Form prescribed by the Company, any person to whom payment of Shares shall be made if the Eligible Director dies before receiving payment of the entire balance of his or her Deferred Stock Compensation Account. A beneficiary designation will be effective only after the signed Beneficiary Designation Form is filed with the Secretary of the Company while the Eligible Director is alive and will cancel all beneficiary designations signed and filed earlier. If an Eligible Director fails to designate a beneficiary, or if all designated beneficiaries of the Eligible Director die before the Eligible Director or before complete payment of the Eligible Director's Deferred Stock Compensation Account, any remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of the Eligible Director or the Eligible Director's designated beneficiaries, if any.

                                   ARTICLE V

                                  STOCK OPTIONS

     Section 5.01   AUTOMATIC GRANT.

     On the day of each year's Annual Meeting, beginning with the 2002 Annual Meeting, each Eligible Director shall receive an automatic grant of Stock Options to purchase 6,750 Shares, subject to adjustment in accordance with
Section 6.03.

     Section 5.02   STOCK OPTIONS.

     Stock Options granted under the Plan shall be subject to the following terms and conditions:

             (a) OPTION AGREEMENT. Each Stock Option granted under the Plan shall be evidenced by an option agreement (an "Option Agreement") duly executed on behalf of the Company. Each Option Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Option Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

             (b) EXERCISE PRICE. The per Share Exercise Price of a Stock Option shall be the Fair Market Value of a Share as of the date of grant.

             (c) TERM AND TIMING OF EXERCISE. Each Stock Option granted under the Plan shall be exercisable in whole or in part, subject to the following conditions, limitations and restrictions:

                    (i) Each Stock Option granted hereunder shall become 100% vested and exercisable on the day before the date of the next succeeding Annual Meeting after date of grant or upon a Change in Control, if earlier;

                    (ii) All Stock Options granted hereunder shall become immediately exercisable upon the death or Disability of the optionee and must be exercised, if at all, within one year after such optionee's death or Disability, but in no event after the date such Stock Options would otherwise lapse. Stock Options of a deceased optionee may be exercised only by the estate of the optionee or by the person given authority to exercise such Stock Options by the optionee's will or by operation of law. In the event a Stock Option is exercised by the executor or administrator of a deceased optionee, or by the person or persons to whom the Stock Option has been transferred by the optionee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Stock Option is or are the duly appointed executor(s) or administrator(s) of the deceased optionee or the person to whom the Stock Option has been transferred by the optionee's will or by the applicable laws of descent and distribution;

                    (iii) In the event an optionee shall cease to be a Director for any reason other than as a result of the death or Disability of the optionee, all Stock Options that have not become vested and exercisable as of the date of such cessation of service shall be forfeited and to the extent that Stock Options have become vested and exercisable as of such date, such Stock Options must be exercised, if at all, within twelve (12) months after the optionee ceases being a Director, after which time the Stock Options shall automatically terminate; PROVIDED, HOWEVER, in the event an optionee ceases being a

             Director because the optionee was removed for cause, all Stock Options granted hereunder (whether vested or unvested) shall terminate immediately; and

                    (iv) Notwithstanding the foregoing, all Stock Options shall lapse 10 years after the date of grant.

             (d) PAYMENT OF EXERCISE PRICE. The Exercise Price shall be paid in full when the Stock Option is exercised and stock certificates shall be registered and delivered only upon receipt of such payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order. In addition, payment of all or a portion of the Exercise Price may be made by

                    (i) Delivering a properly executed exercise notice to the Company, or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds with respect to the portion of the Shares to be acquired upon exercise having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

                    (ii) Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Eligible Director for at least six months having a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid; or

                    (iii)   any combination of the foregoing.

             (e) NO REPRICING. Except as otherwise provided in Section 6.03, in no event shall the Committee decrease the Exercise Price of a Stock Option after the date of grant or cancel outstanding Stock Options and grant replacement Stock Options with a lower exercise price without first obtaining the approval of the holders of a majority of the Shares present in person or by proxy at an Annual Meeting and entitled to vote at such Annual Meeting.

     Section 5.03   OFFSET AWARDS.

     In the event an Eligible Director is limited or precluded by applicable federal, state or local regulations from receiving Stock Options under this Plan, in lieu of such Stock Options, such Eligible Director's Deferred Stock Compensation Account shall be credited, on the date such Eligible Director would have received a Stock Option grant under Section 5.01 but for such limitation or preclusion, with a Stock Deferral under Section 4.03 in respect of a number of Shares with a Fair Market Value (determined as of such date) equal to the economic value of the foregone Stock Options (the "Offset Award"). Any such Offset Award credited to an Eligible Director under this
Section 5.03 shall be subject to the eligibility requirements set forth in
Section 4.01 and shall be determined using the Black-Scholes or a similar methodology as determined by the Compensation Committee, excluding such affected Eligible Director.

                                   ARTICLE VI

                     SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

     Section 6.01 SHARES AVAILABLE.

     The Shares issuable under the Plan shall be authorized but unissued Shares or Shares held in the Company's treasury. Subject to adjustment in accordance with Section 6.03, the total number of Shares with respect which may be issued under the Plan may equal but shall not exceed in the aggregate 650,000 Shares.

     Section 6.02   COUNTING RULES.

     For purposes of determining the number of Shares remaining available under the Plan, any Shares underlying Stock Options which terminate by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or are settled in cash in lieu of Shares, shall be available again for issuance under the Plan. In the event Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, the Shares so tendered or withheld shall become available for issuance under the Plan.

     Section 6.03   ADJUSTMENTS.

     In the event of a change in the outstanding Shares by reason of any stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, if the Committee shall determine, in its sole discretion, that, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, such transaction or event equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan, in the number or kind of Shares payable in connection with Directors Fees or subject to an existing Stock Deferral or an outstanding Stock Option, or in the Exercise Price of a Stock Option, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes under the Plan.

     Section 6.04   CONSOLIDATION, MERGER OR SALE OF ASSETS.

     Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company's assets (as an entirety) or capital stock to another person, any Stock Deferral credited or Stock Option granted hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Eligible Director would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction; PROVIDED, HOWEVER, that the Committee (or, if applicable, the board of directors of the entity assuming the Company's obligations under the Plan) shall, in its discretion, have the power to either:

             (a) provide, upon written notice to optionees, that all Stock Options that are currently exercisable must be exercised within the time period specified in the notice and that all Stock Options not exercised as of the expiration of such period shall be terminated without consideration; PROVIDED, HOWEVER, that the Committee (or successor board of directors) may provide, in its discretion, that for purposes of this subsection, all outstanding Stock Options are currently exercisable, whether or not vested; or

             (b) cancel any or all Stock Options and, in consideration of such cancellation, pay to each optionee an amount in cash with respect to each Share issuable under a Stock Option equal to the difference between the Fair Market Value of such Share on such date (or, if greater, the value per Share of the consideration received by holders of Shares as a result of such merger, consolidation, reorganization or sale) and the Exercise Price.

     Section 6.05   FRACTIONAL SHARES.

     No fractional Shares shall be issued under the Plan. In the event that an optionee acquires the right to receive a fractional Share under the Plan, such optionee shall receive, in lieu of such fractional Share, cash equal to the Fair Market Value of the fractional Share as of the date of settlement.

                                  ARTICLE VII

                            AMENDMENT AND TERMINATION

     Section 7.01   AMENDMENT.

     The Plan may be amended at any time and from time to time by the Board without the approval of shareholders of the Company, except that no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan, decreases the Exercise Price at which Stock Options may be granted or materially modifies the eligibility requirements for participation in the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Eligible Director with respect to (i) any Stock Deferral theretofore credited to the Eligible Director's Deferred Stock Compensation Account or (ii) any Stock Option theretofore granted, without such Eligible Director's written consent.

     Section 7.02   TERMINATION.

     The Plan shall terminate upon the earlier of the following dates or events to occur:

             (a) the adoption of a resolution of the Board terminating the Plan; or

             (b) the 10-year anniversary of the date of the Company's 2002 Annual Meeting.

     No Director Fees shall be paid, no Stock Deferrals shall be credited to any Deferred Stock Compensation Accounts and no Stock Options shall be granted under this Plan after it has been terminated. However, the termination of the Plan shall not alter or impair any of the rights or obligations of any person, without such person's consent, under any Deferred Stock Compensation Account or any Stock Option theretofore granted under the Plan. After the termination of the Plan, any existing Stock Deferrals and previously granted Stock Options shall remain in effect and shall continue to be governed by the terms of the Plan and the applicable Option Agreement.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.01 NONTRANSFERABILITY OF AWARDS.

     Except as otherwise provided in this Section 8.01, the rights to receive Shares hereunder shall not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, other than by will or by the laws of descent or distribution, by an Eligible Director or his or her designated beneficiary, and no other persons shall otherwise acquire any rights therein. Nothing in the preceding sentence, however, shall bar the transfer of a Stock Option to an optionee's spouse pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code or Section 206(d) of the Employee Retirement Income Security Act or 1974, as amended. Except as provided in subparagraphs (a) and (b) below, during the lifetime of an optionee, Stock Options shall be exercisable only by the optionee and shall not be assignable or transferable except as provided above.

             (a) An Option Agreement may provide that all or any part of a Stock Option may, subject to the prior written consent of the Committee, be transferred to one or more of a following classes of donees: family member, a trust for the benefit of a family member, a limited partnership whose partners are solely family members or any other legal entity set up for the benefit of family members. For purposes of this Section 8.01, a family member means an optionee's spouse, children, grandchildren, parents, grandparents (natural, step, adopted, or in-laws), siblings, nieces, nephews and grandnieces and grandnephews.

             (b) Except as otherwise provided in the applicable Option Agreement, any Stock Option transferred by an optionee pursuant to paragraph (a) above may be exercised by the transferee only to the extent such Stock Option would have been exercisable by the optionee had no transfer occurred. Any such transferred Stock Option shall be subject to all of the same terms and conditions as provided in the Plan and in the applicable Option Agreement. The optionee or the optionee's estate shall remain liable for any withholding tax which may be imposed by any federal, state or local tax authority and the transfer of Shares upon exercise of such Stock Option shall be conditioned on the payment of such withholding tax. The Committee may, in its sole discretion, withhold its consent to all or a part of any transfer of a Stock Option pursuant to this Section 8.01 unless and until the optionee makes arrangements satisfactory to the Committee for the payment of any such withholding tax. The optionee must immediately notify the Committee, in such form and manner as required by the Committee, of any proposed transfer of a Stock Option pursuant to this Section and no such transfer shall be effective until the Committee consents thereto in writing.

     Section 8.02   NO IMPLIED RIGHTS.

     Neither the establishment and subsequent operation of Plan, nor the payment of Director Fees, nor the crediting of Stock Deferrals to a Deferred Stock Compensation Account, nor the granting of any Stock Options, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that an individual has a right to continue as a Director for any period of time or at any particular rate of compensation.

     Section 8.03   NO OBLIGATION TO EXERCISE OPTIONS.

     The granting of a Stock Option shall impose no obligation upon the optionee to exercise such Stock Option.

     Section 8.04   NO RIGHTS AS STOCKHOLDERS.

     Neither the recipient of a Stock Option under the Plan nor the optionee's successor(s) in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to a Stock Option granted to such person unless and until such time as certificates for the Shares are registered in such person's name.

     Section 8.05   INDEMNIFICATION OF COMMITTEE.

     The Company shall indemnify, to the full extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee or a delegate of the Committee so acting.

     Section 8.06   NATURE OF PAYMENTS.

     All Director Fees and Stock Options granted pursuant to the Plan are in consideration of services rendered for the Company as member of the Board.

     Section 8.07   NATURE OF DEFERRED STOCK COMPENSATION ACCOUNTS.

     Deferred Stock Compensation Accounts established and maintained under the Plan, and all credits and adjustments to such Accounts, shall be bookkeeping entries only and reflect a mere unfunded and unsecured promise by the Company to issue Shares in the future. No Shares or other assets or funds of the Company shall be removed from the claims of the Company's general or judgment creditors or otherwise be made available until Shares are actually issued to Eligible Directors or their designated beneficiaries as provided herein. The Eligible Directors and their designated beneficiaries shall have the status of, and their rights to be issued Shares in settlement of amounts credited to their Deferred Stock Compensation Accounts shall be no greater than the rights of, general unsecured creditors of the Company. The Company may, however, in its discretion, set aside funds in a trust or other vehicle, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if such arrangement will not cause the Plan to be considered a funded deferred compensation plan under the Internal Revenue Code of 1986, as amended.

     Section 8.08   SECURITIES LAW COMPLIANCE.

     The obligation of the Company to issue Shares under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such Shares, if deemed necessary or appropriate by counsel to the Company, (ii) the condition that the Shares shall have been be listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, upon which Shares may then be listed, and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

         Stock Options granted under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. If any provision or this Plan or of any grant of a Stock Option would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict.

     Section 8.09   GOVERNING LAW; SEVERABILITY.

     The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of New York and construed accordingly, to the extent not superseded by applicable federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

PROXY


                                PRELIMINARY COPY

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                       2002 ANNUAL MEETING OF STOCKHOLDERS

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPUTER ASSOCIATES BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 28, 2002.

     The undersigned hereby appoints Daniel H. Burch and Jeanne M. Carr, and each of them, as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock, par value $.10 per share, of Computer Associates International, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, August 28, 2002, at 10:00 a.m. Eastern Daylight Time, at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Islandia, New York, and at any adjournment or postponement thereof, upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and upon such other matters as may properly come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. AT PRESENT, THE BOARD KNOWS OF NO OTHER BUSINESS WHICH WILL COME BEFORE THE MEETING.

               (Continued on Reverse Side. Please Sign and Date.)

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

   IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE VOTING, PLEASE CONTACT EITHER
    ONE OF THE FIRMS ASSISTING US IN THE SOLICITATION OF PROXIES, MACKENZIE
     PARTNERS, INC., TOLL FREE AT 1-800-322-2885, OR D.F. KING & CO., INC.,
                          TOLL FREE AT 1-800-628-8509.

                                                  Please mark
                                                  your votes as           /x/
                                                  indicated in
                                                  this example

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

                                                                               FOR                    WITHHOLD
1.   Election of the following director nominees to serve for                   / /                      / /
     the following year and until their successors are elected:

Nominees are: Russell M. Artzt, Kenneth Cron, Alfonse M. D'Amato, Sanjay Kumar, Robert E. La Blanc, Jay W. Lorsch, Lewis S. Ranieri, Walter P. Schuetze, Alex Serge Vieux, Charles B. Wang, Thomas H. Wyman.

withhold vote only from:______________________________________________________

                                                                FOR        AGAINST       ABSTAIN
2.   Approval of the 2002 Incentive Plan:                        / /         / /           / /

3.   Approval of the 2002 Compensation Plan for
     Non-Employee Directors:                                     / /         / /           / /

4.   Ratification of the appointment of KPMG LLP
     as the Company's independent auditors for the
     fiscal year ending March 31, 2003:                          / /         / /           / /

Mark here if your address has changed and provide us with
your new address in the space provided below:                                              / /

New Address: _________________________________________________________
             _________________________________________________________
             _________________________________________________________

Signature _____________________Signature____________________ Date _____________
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. CORPORATION PROXIES SHOULD BE SIGNED IN CORPORATE NAME BY AN AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES OR GUARDIANS SHOULD GIVE THEIR TITLE WHEN SIGNING.

--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

  Notice: If you plan on attending the 2002 Annual Meeting, please cut out and use the admission ticket(s) below.

            No admission will be granted without an admission ticket.

                         ANNUAL MEETING OF STOCKHOLDERS
               AUGUST 28, 2002, 10:00 A.M. (EASTERN DAYLIGHT TIME)
                            WYNDHAM WIND WATCH HOTEL
                               1717 MOTOR PARKWAY
                               ISLANDIA, NY 11749
                                 1-631-232-9800

From East of Islandia: Take 495 West to Exit 58. (Old Nichols Road.) Go North on Old Nichols Road. Make a left on Motor Parkway. The Wyndham Wind Watch Hotel is on the right.

From West of Islandia: Take 495 East to Exit 57. (Motor Parkway.) At the light, turn left. Go straight across Route 454 (Veterans Highway.) The Wyndham Wind Watch Hotel is on the left.


     PLEASE VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET, OR SIGN, DATE, AND
       RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE EVEN IF YOU
                       PLAN TO ATTEND THE 2002 ANNUAL MEETING.